UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ]	Confidential, for use of the Commission Only
[XX]	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Commission File No. 0-2673

                Navarre-500 Building Associates
        (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                  if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[XX]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:.Participations.

        2) Aggregate number of securities to which transaction applies: $3,200,000 original investment amount.

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined): The fee is equal to 1/50th of 1% of the assumed fair market value of the Property, which is presumed to be the aggregate of the cash to be received by the Registrant.

	4)	Proposed maximum aggregate value of transaction:
        $40,000,000.

	5)   Total fee paid:. $8,000.


        [  ]    Fee paid previously with preliminary materials.

        [  ]    Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:
		Schedule 14A.

	3)	Filing Party: Registrant

        4)      Date Filed: October 16, 1998


                NAVARRE-500 BUILDING ASSOCIATES
                    c/o Wien & Malkin LLP
               60 East 42nd Street - 48th Floor
                New York, New York   10165-0015
                  Telephone (212) 687-8700
                  Telecopier (212) 986-7679

                STATEMENT BY THE AGENTS IN THE
  SOLICITATION OF CONSENT AND AGREEMENT OF THE PARTICIPANTS

                                        Dated July 15, 1999

        This Statement relates to the Solicitation of Consent and Agreement of the Participants in Navarre-500 Building Associates ("Associates") by Peter L. Malkin and Thomas N. Keltner, Jr., as Agents ("Agents") for the Participants, in connection with the Sale Program described below.

        It is anticipated that this Statement and the accompanying form of Consent and Agreement will be mailed to the Participants on July 15, 1999. The Solicitation will terminate on October 31, 1999 unless subsequently extended, but in no event later than January 31, 2000, and any consent given before such termination date will thereafter remain in effect on the terms hereof. The Agents will advise all Participants of the Solicitation results as soon as practicable, but in no event later than 90 days after the termination date noted above, including any extension.

                Sale of the Leasehold

        Associates was formed in 1958 to acquire and own the master lease (the "Leasehold") of the property known as 500 Seventh Avenue, 512 Seventh Avenue and 228 West 38th Street in New York City (collectively, the "Property"), subject to a long-term operating net sublease (the "Operating Lease") to 500-512 Seventh Avenue Associates (the "Lessee"). Fee ownership of the Property is held by an unrelated third party. The Leasehold and the Operating Lease can be extended through 2045.

        The Agents recommend that the Participants consent to the following combined sale and allocation program (collectively the "Sale Program"):

        (a) Authorizing the Agents to sell the Leasehold and all Associates' interest in the Property by transfer of the Leasehold or by transfer of direct or indirect interests in Associates to a third party at such price and on such terms as determined by the Agents as fiduciaries; and

        (b) If the Lessee joins with Associates in a sale, allocating the net sale proceeds between Associates and the Lessee pursuant to the distribution schedule computed by an independent expert and recommended by the Agents as described in this Statement.

                                -1-
        The Agents have concluded that the Property requires major capital improvement and redevelopment to be competitive. The Agents believe the Sale Program will permit Associates to liquidate its investment very profitably and avoid the speculative risks involved in a redevelopment of the Property. The Agents believe that joining with the Lessee in sale will create a premium price for both Associates and the Lessee, and the Agents intend to implement the Sale Program only if the Participants approve both the sale and the independent allocation so as to permit joint sale.

        THE AGENTS RECOMMEND THAT EACH PARTICIPANT CONSENT TO
BOTH THE SALE AND THE ALLOCATION UNDER THE SALE PROGRAM.

                Incentive Compensation

        Wien & Malkin LLP has supervised this investment from its creation in 1958 and has developed the program for marketing the Leasehold for joint sale with the Lessee. An original Participant who initially invested $10,000 in 1958 has received aggregate cash distributions of more than $187,000 through June 1, 1999.

        As previously approved by the Participants, Wien &
Malkin LLP receives from Associates (a) an annual supervisory fee of $40,000, from which it pays Associates' accounting fees and other disbursements, and (b) incentive compensation of 10% of all distributions to Participants in any year after the Participants have received distributions in that year equal to 23% of the original investment. Incentive compensation was last paid for the lease year ending June 1997.

        In performing its calculations to determine the allocation between Associates and the Lessee, Cushman & Wakefield independently determined the value attributable to Wien & Malkin LLP's supervisory interest. In lieu of the existing formula for incentive compensation, the Agents recommend that each Participant voluntarily, and only as to his or her own distributions, agree that Wien & Malkin LLP should receive the share of sale distributions determined by Cushman & Wakefield, as specified in the Statement.

THE AGENTS RECOMMEND THAT EACH PARTICIPANT AGREE TO THE VOLUNTARY
INCENTIVE COMPENSATION.
                             -2-


I.	Background

        A.      Organization of Associates

        Associates was organized as a New York partnership in 1958 by the late Lawrence A. Wien for the purpose of acquiring the Leasehold subject to the Operating Lease. The original partners in Associates joined in a public offering to the Participants of the economic interests in Associates. Peter L. Malkin and Thomas N. Keltner, Jr. of Wien & Malkin LLP are the current partners in Associates and serve as Agents on behalf of the Participants. See Section IV.A. - Supervisory Services. Under the Participating Agreements pursuant to the original offering, the Participants have the right to approve or disapprove certain decisions, including sale of the Leasehold and modification of the Operating Lease. The required percentage of Participants is described in Section VII. - Terms of Solicitations of Consents.

        B.      Operating Lease

        The Operating Lease provides that the Lessee will pay all operating expenses and real estate taxes, will make necessary repairs and replacements, and will keep the Property adequately insured for liability and casualty. The Operating Lease does not require the Lessee to make new capital improvements to the Property.

        Under the Operating Lease, the Lessee must pay to Associates (i) annual basic rent of $1,167,500 (the "Basic Rent") and (ii) additional rent for each lease year ending June 30, equal to 50% of the Lessee's net profit in excess of $620,000 for
such lease year (the "Additional Rent").   No Additional Rent was
payable for the lease year ended June 30, 1998. From the Basic Rent received by it, Associates must pay $487,500 as Leasehold rent due to the unrelated fee owner. See Section I.F. - Financial Information.

        The Leasehold and the Operating Lease each have a term which expires in 2024 and may be renewed through 2045. The
Lessee is current in all its obligations to Associates.

C.	The Property

        Located in the heart of New York City's "Garment
Center," the Property contains showroom, office and loft space, which historically has been used by manufacturers of women's apparel.

        500 Seventh Avenue was completed in 1921 and contains
17 stories, including ground floor retail space. It has net rentable area of about 604,000 square feet.

                            -3-
        512 Seventh Avenue is a 44-story building, with ground floor retail space, which was completed in 1931. It has net rentable area of about 511,000 square feet.

        228 West 38th Street is a five-story 1925 building with about 10,000 square feet, which serves primarily as a light protector for 500 Seventh Avenue.

        Currently, space leases at the Property are at annual base rentals generally in the range of $15.00 to $25.00 per square foot (exclusive of electricity charges and escalation). Tenants provide their own cleaning. As of June 1, 1999, the Property's occupancy rate is about 75%, including a major new space lease representing about 9% of the net rentable area of the Property which was recently concluded.

        In a pending proceeding, Wien & Malkin LLP, as supervisor of Associates and the Lessee, and Peter L. Malkin, as a partner in Associates and in the Lessee, are seeking to remove Helmsley-Spear, Inc. as managing agent of the Property and to appoint an independent replacement at a market standard. Wien & Malkin LLP has advanced certain fees and expenses in addition to rendering legal services in such proceeding. Helmsley-Spear, Inc. has responded in part by challenging Wien & Malkin LLP's supervisory performance.

        D.      Competition

        The Property is comprised of unrenovated buildings. Unrenovated buildings tend to have lower occupancies than the renovated or more modern structures. Garment industry demand for space has been declining over the past decade. Continuing business failures and consolidations have reduced the number of garment industry companies which maintain space in the Garment Center. For the remaining companies, changed methods of operation and manufacturing have reduced space requirements.
Many former competitive buildings in the Garment Center have been or are being improved for and are attracting the remaining garment industry showrooms and/or general offices.

        E.      Real Estate Sale Market

        Sale prices for commercial office property in Manhattan rose strongly over the last several years. In spite of declining space requirements for the garment industry in the Garment Center, sale prices there have been strengthened by the general price rise in Manhattan, the major new property investments by entertainment, communications and financial companies in the Times Square and Penn Station office districts adjacent to the Garment Center, the shortage of space in these adjacent areas, and the redevelopment of Garment Center space for remaining showrooms and office uses.

                            -4-
        Certain other properties in the Garment Center may be offered for sale by investment entities originated and supervised by Wien & Malkin LLP under a sale program similar to that described in this Statement. One property in the Garment Center was offered and sold at a favorable price in 1997 under a sale program similar to that described in this Statement.

        F.      Financial Information

        Associates acquired the Leasehold subject to the Operating Lease on July 1, 1958 for $3,200,000, all cash. There is no mortgage on the Leasehold, and Associates has no debt for borrowed money.

        Basic Rent received by Associates at the annual rate of $1,167,500 is applied to pay $487,500 for annual Leasehold rent to the fee owner, $40,000 for the basic annual supervisory fee to Wien & Malkin LLP, and $640,000 for distributions to the Participants. Any Additional Rent received by Associates is applied to make additional distributions to the Participants, together with any related payment of incentive compensation to Wien & Malkin LLP.

        For 1998, no Additional Rent was payable, and Participants therefore received total distributions representing an annual return on their original cash investment at the rate of 20%. For the years 1997 and 1996, the Participants received total distributions representing an annual return on such investment of 46% and 50%, respectively. These percentages were calculated by dividing the cash distributions to Participants for the applicable year by the Participants' original cash investment in the Leasehold ($3,200,000). Certain Participants may have purchased their interests after the 1958 offering for amounts other than the original offering price, and their rates of return on investment would thus be different.

        As previously approved, Wien & Malkin LLP receives incentive compensation from Associates equal to 10% of all distributions to Participants in any year after the Participants have received distributions in that year equal to 23% of the original investment. Accordingly, Wien & Malkin LLP received incentive compensation of $81,828 for the lease year ended June 1997 and $97,525 for the lease year ended June 1996.

        Attached are audited balance sheets of Associates as of December 31, 1998, December 31, 1997, and December 31, 1996, and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1998. See Section VI. - Agent's Discussion and Analysis of Financial Condition and Results of Operations. Distributions from sale proceeds to the Participants would be made only after satisfaction of any liability of Associates noted in such financial statements or otherwise arising prior to the sale.

                             -5-
        Jacobs Evall & Blumenfeld, LLP, CPA's, has served as Associates' independent certified public accountants exclusively in connection with Securities and Exchange Commission ("SEC") filings, which include the examination of financial statements and consultations relating to professional and regulatory accounting matters. Such accountants provide no other services to Associates.

II.	Sale Program

        A.      Grant of Discretionary Authorization
                to the Agents; Rationale for the Sale Program

        The Agents seek discretionary authority from the Participants to implement the Sale Program as a joint sale by Associates and the Lessee, including both the authorization to sell and the allocation of the net sale proceeds by the independent expert between Associates and the Lessee as described in this Statement. See Section II.B. - Recommendations. The Agents will seek the best price and terms, but there is no minimum sale price. The Leasehold will be sold for such price and on such terms as the Agents may determine, except that the Agents will not proceed with the sale of the Leasehold unless the amount available for distribution to the Participants will be at least six times the original cash investment. The Agents will act by unanimous agreement between themselves in determining the price and other terms of sale. The Lessee has obtained authorization from its partners for the sale, conditioned only upon the approval of the Participants to the Sale Program outlined in this Statement. The allocation of sale proceeds between Associates and the Lessee has been computed by an independent expert as specified in this Statement based upon its enclosed Report.

        As the Agents are aware, based on information distributed from the Fashion Center Business Improvement District (of which Mr. Malkin is an officer and director) and the Real Estate Board of New York (of which Mr. Malkin is a member of the Board of Governors), and from other information available generally, the space needs of the garment industry in Manhattan have changed dramatically since Associates acquired the Leasehold in 1958. The design of the buildings at the Property generally features very large, deep floors. Large showrooms and manufacturing space, once the hallmark of garment firms operating in New York City and for which the buildings are well-suited, are generally no longer required. Many U.S. garment manufacturers failed in the face of foreign competition, and others moved operations to lower-cost locations. Fashion firms which remain in Manhattan typically maintain only small showrooms and limited offices in the City and seek upgraded buildings.

                            -6-
        The Property's occupancy has declined as the garment industry has contracted. Without materially reconfiguring the internal space to reflect these changes in the garment industry or for an alternative use, and an overall upgrade and redevelopment of the buildings, the Agents believe it is likely that the Property's viability will be further diminished. Additional capital investment by the Lessee or the Participants would be subject to significant risks that the Agents cannot recommend to the Participants. See Section II.C. - Consideration of Alternatives.

        The market for sale in the Garment Center has been strengthened by a rising commercial office market in Manhattan, the significant new investment in the nearby Times Square and Penn Station office districts, the shortage of space in these adjacent areas, and the redevelopment of Garment Center space for remaining showrooms and office users. Based upon current market conditions, the Agents believe that implementation of a Sale Program is the best way for the Participants to maximize the value of their investment. See Section VI. - Agents' Discussion and Analysis of Financial Condition and Results of Operations.

B.	Recommendations

        Based on the foregoing review of the current situation at the Property and the assessment of various alternatives by the Agents, the Agents recommend that the Participants approve the Sale Program. See Section I.D. - Competition; Section I.F. - Financial Information; Section II.A. - Grant of Discretionary Authorization to the Agents; Rationale for the Sale Program; and
Section II.C. - Consideration of Alternatives. The Participants are reminded that, if the Sale Program is approved, a portion of the net sale proceeds to be distributed to the Lessee will be shared by one of the Agents for the Participants, Peter L. Malkin, as an owner of 1.25% of the interests in the Lessee. See
Section IV. - Supervisory Services; Potential Conflicts of Interest. The Agents will effect the liquidation of Associates after a sale is concluded, Associates' liabilities are paid, Associates' net sale proceeds are distributed to the Participants, and Associates' affairs are wound up. Approval by the Participants of the Sale Program will empower the Agents with discretionary authority to implement the Sale Program and to liquidate Associates thereafter.

	1.	Sale

        An original Participant who initially invested $10,000 in 1958 has received aggregate cash distributions of more than $187,000 through June 1, 1999. The Agents now recommend that a sale of the Leasehold be concluded for the reasons and on the terms outlined in this Statement.

                        -7-

        The Agents do not believe it is beneficial to set a minimum price for the sale of the Leasehold. The setting of a minimum price may inhibit buyers from bidding aggressively. The Agents believe that a thorough marketing effort without disclosure of a minimum or target price should likely yield the best possible result in a reasonable time. Nevertheless, the Agents will effect a sale hereunder only if the amount available for distribution to the Participants from net sale proceeds will be at least six times the original investment amount. For the joint sale by Associates and the Lessee, the Agents and the Lessee have engaged Eastdil to prepare marketing materials for the possible sale of the Leasehold and the Operating Lease. Pending receipt of consents for the Sale Program, Eastdil may distribute the marketing materials and assist in the preparation of advertisements for placement in appropriate newspapers and other periodicals and journals. All of the marketing materials, distribution lists, advertisements and other marketing activities to be utilized by Eastdil are subject to prior review and approval by the Agents on behalf of Associates and by the Lessee.

        In consideration of its services as marketing representative, Eastdil will receive a fee of 1.5% of the sale price upon conclusion of a sale and will bear all of its own expenses in connection with marketing and sale. The fee to Eastdil will be an expense of sale.

	2.	Allocation of Sale Proceeds

        The determination of the proper allocation of net sale proceeds among Associates as owner of the Leasehold and Wien & Malkin LLP as supervisor and, pursuant to the joint sale with the Lessee, the Lessee as owner of the Operating Lease depends upon the respective values of their interests in the Property. To assure an appropriate allocation, an opinion has been obtained from the prominent, independent real estate appraisal expert, Cushman & Wakefield ("C&W"). Each Participant's agreement to the Wien & Malkin LLP incentive compensation recommended in this Statement is a mutual voluntary agreement binding only upon the Participant and Wien & Malkin LLP in place of any other Wien & Malkin LLP supervisory entitlement to such Participant's share of sale proceeds.

        C&W was selected by the Agents in consultation with representatives of the Lessee other than Mr. Malkin because C&W has recognized expertise and is independent of the Agents, the Lessee, Wien & Malkin LLP, and Eastdil. C&W reached the conclusions embodied in its report (the "Report") to Associates, the Lessee and Wien & Malkin LLP, as summarized below.

        The proposed allocation of sale proceeds by C&W among Associates, the Lessee, and Wien & Malkin LLP as supervisor was based primarily upon C&W's (a) stated assumptions regarding future property operation based on property history and market conditions, (b) projection of cash flow and net operating income for Associates and the Lessee respectively in accord with the

                        -8-

Operating Lease, and (c) computation of their respective shares of a range of possible Property sale prices by applying a corresponding range of discount and capitalization rates to such cash flow and net operating income. The only special instruction provided to C&W in seeking its conclusion was that it assume that Associates' and the Lessee's entire interest in the Property would be sold as a unified whole.

        In reaching its conclusions, C&W determined that, of the three conventional approaches to value -- Cost, Sales Comparison and Income Capitalization -- only the Income Capitalization approach was appropriate, because it is the methodology most often used by investors for this type of property. It also took into account that purchasers do give value to control over the operation, management and marketing of a property. The Report summary is enclosed. Additional data regarding the Leasehold and the Property, as well as data computed by C&W in reaching the conclusions in the Report, will be on file in the office of Wien & Malkin LLP and available for review by the Participants. Appointments to inspect and copy such data, and requests for copies of data by mail, may be made by contacting Stanley Katzman, Esq., at 212-687-8700.
The formula in the Report allocates aggregate joint sale proceeds, among Associates, the Lessee, and Wien & Malkin LLP as supervisor as follows:

Aggregate  Joint	Percentage	Percentage 	Percentage
Sale Net Proceeds       to Associates   to  Lessee      to Wien & Malkin LLP

$ 50,000,000            44.02%          49.61%          6.37%

  55,000,000            43.78%          49.76%          6.45%

  60,000,000            43.58%          49.89%          6.53%

  65,000,000            43.28%          50.15%          6.58%

  70,000,000            43.14%          50.23%          6.63%

  75,000,000            42.91%          50.43%          6.67%

  80,000,000            42.81%          50.48%          6.71%

  85,000,000            42.62%          50.64%          6.74%

  90,000,000            42.56%          50.68%          6.77%

  95,000,000            42.49%          50.71%          6.79%

 100,000,000            42.35%          50.84%          6.82%


                           -9-
        The following chart shows three examples of the distribution of aggregate joint sale net proceeds among Associates, W&M LLP and the Lessee using the allocation formula in accord with the Report of C&W. The assumed net sale proceeds
(after payment of all selling expenses from the gross sale price) is shown at the top of each column.

Aggregate  Joint
Sale Net Proceeds:    $50,000,000     $75,000,000     $100,000,000

Allocation:

      Associates:     $22,010,000     $32,180,000     $ 42,350,000

      Lessee:         $24,805,000     $37,820,000     $ 50,835,000

      Wien &
      Malkin LLP:     $ 3,185,000     $ 5,000,000     $  6,815,000

        The estimated distribution amount for each Participant after payment of the incentive compensation is as shown below:

Hypothetical
Aggregate
Joint Sale
Net Proceeds          $50,000,000    $75,000,000     $100,000,000

Net Proceeds
Allocable to
the Leasehold         $24,100,000    $35,400,000     $ 46,700,000

Net Proceeds
Allocable to
$10,000
Participant
before
Allocation to
Wien & Malkin
LLP                  $     75,313    $   110,625     $    145,938

Allocation of
Incentive
Compensation
to Wien &
Malkin LLP           $      6,531    $    10,063     $     13,594

Net Amount
Distributable
to $10,000
Participant
after
Incentive
Compensation         $     68,782    $   100,562     $    132,344


                              -10-
        To the extent that any Participant does not agree to the Wien & Malkin LLP incentive compensation as recommended in this Statement and described above, the allocation of sale proceeds to the Lessee pursuant to any joint sale by Associates and the Lessee will be unchanged, and the allocation between Associates and Wien & Malkin LLP will be subject to Associates' pre-existing obligations, then applicable, to Wien & Malkin LLP. See "Incentive Compensation."

        THERE CAN BE NO ASSURANCE THAT THE SALE RESULTS DESCRIBED IN THESE EXAMPLES WILL BE ACHIEVED. Eastdil has received informal indications of interest which indicate a likelihood that joint sale of the Leasehold and the Operating Lease might be concluded 60-120 days after approval of the Sale Program by the Participants.

	3.	Liquidation

        After the Leasehold is sold, Associates' net sale proceeds are distributed to the Participants, and Associates' business affairs are wound up (which would occur promptly thereafter), Associates will be liquidated by the Agents. The ownership of the Leasehold subject to the Operating Lease is the only business authorized by Associates' partnership agreement.

C.	Consideration of Alternatives

        The Agents considered as alternatives to the Sale
Program described in this Statement: (a) continuation of the existing capitalization and operating format for the Property and
(b) Property redevelopment through additional capital provided by Associates and/or the Lessee and/or third party sources such as a mortgage lender. Each alternative was rejected by the Agents in favor of the Sale Program.

        If Associates were to continue to own the Leasehold subject to the Operating Lease on the existing format without improving the Property, the Agents believe it is likely that the viability of the Leasehold will continue to diminish, because garment industry users are choosing improved buildings and the Property in its current condition is not competitive for such users or general office tenants.

        Alternatively, if Associates were to join in financing substantial improvements to the Property by (a) borrowing directly or (b) inducing Lessee contributions by reducing rent payable to Associates or (c) permitting new mortgage debt on the Property to be serviced from revenues otherwise payable as rent to Associates, then there would be an effective reduction in the net distributions to the Participants until such time, if any, as the additional revenue generated by the Property improvements

                            -11-
caused Additional Rent payable to Associates to offset Associates' accumulated rent reductions and debt service. Given the speculative and long term prospect for such a program compared with the current high level of sale prices for property in this location, the Agents recommend sale of the Leasehold rather than direct or indirect reinvestment in the Property.

III.	Certain Tax Consequences of the Sale Program and Liquidation

        When the Leasehold is sold, an original Participant will report long-term capital gain in an amount equal to the excess of (a) the sale proceeds received by such Participant over
(b) the book value of such Participant's participation as of the date of sale. As of December 31, 1998, the book value of each original $10,000 participation was $683. The maximum federal income tax rate on long-term capital gains for individual investors is currently 20%. Prior depreciation deductions are taxed at a maximum federal income tax rate of 25%.

        Whether or not a Participant is a New York State resident, any gain resulting from sale of the Leasehold will be subject to New York State income taxes. The gain also may be subject to taxation by the state in which a Participant resides. Most states will allow a credit for all or a portion of the tax paid to New York State. If the Participant is a New York City resident, the gain also will be subject to the New York City income tax.

        There is no additional tax consequence for an original Participant resulting from the liquidation of Associates following the distribution to Participants of net sale proceeds paid to Associates. A non-original Participant will recognize additional gain or loss upon such liquidation depending upon the tax basis of his or her interest in Associates.

IV.	Supervisory Services; Potential Conflicts of Interest

        A.      Supervisory Services

        No remuneration is paid by Associates to any of the Agents as such. The Agents are members of Wien & Malkin LLP, which receives an annual supervisory fee for certain legal, supervisory, and financial services. The legal services include acting as general counsel to Associates. A non-exclusive list of the supervisory services includes maintaining partnership records, performing physical inspections of the Property, reviewing insurance coverage, conducting annual partnership meetings, issuing reports to the Participants, and administrative oversight of special transactions such as the proposed Sale Program. Financial services include monthly receipt of rent from the Lessee, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Associates by the Lessee and of

                        -12-
audited financial statements and tax information prepared by Associates' independent certified public accountants, and distribution of such materials to the Participants. Wien & Malkin LLP also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

        As approved by the Participants, Wien & Malkin LLP receives (a) $40,000 per annum as a supervisory fee, from which Wien & Malkin LLP pays Associates' accounting fees and other disbursements, and (b) incentive compensation equal to 10% of all distributions to Participants in any year after the Participants have received distributions in that year equal to 23% of the original investment. No incentive compensation was payable to Wien & Malkin LLP in 1998.

        Wien & Malkin LLP serves as supervisor and counsel to Associates and the Lessee, including representing as counsel Associates and the Lessee (with any other co-counsel designated for either of them) at standard hourly rates in connection with this Statement and the transactions proposed herein. As a result, Wien & Malkin LLP may also receive legal fees, repayment of certain advances on behalf of the Agents, Associates, and the Lessee, and supervisory incentive compensation from one of the partners in the Lessee in connection with the proposed sale.

B.	Certain Ownership of Participations in Associates

        As of June 1, 1999, the Agents beneficially owned, directly or indirectly, the following participations (expressed as original cash investment):

                                    Amount of
                                    Beneficial     Percent
Title of Class    Name of Agent     Ownership      of Class

Participations
in Partnership
Interests         Peter L. Malkin     $13,125        0.41%

                  Thomas N. Keltner,
                  Jr.                 $  -0-          -0-

        Members of Mr. Malkin's family owned an additional
$76,250 of participations. Mr. Malkin owns of record certain additional participations as trustee, as to which he disclaims any beneficial ownership.

        A member of Mr. Keltner's family owns $2,500 of participations.

                              -13-

        Other members of Wien & Malkin LLP, their spouses and children, and trusts in which they have beneficial interests own an aggregate of $9,318 of participations.

C.	Certain Ownership and Voting of Interests in the Lessee

        Peter L. Malkin owns 1.25% of the beneficial interests in the Lessee, and he has discretionary authority to vote on behalf of 50% of the beneficial interests in the Lessee. All major actions by the Lessee, such as its agreement to join in a sale of the Property and to approve the allocation of sale proceeds, require an affirmative vote of 75% in interest of the partners in the Lessee. The required affirmative vote has been obtained by the Lessee to join in the Sale Program described in this Statement.

D.	Potential Conflicts of Interest

        The sale proceeds from the Property will be allocated between Associates and the Lessee as computed in the Report of C&W and described above. See Section II.B.2.- Allocation of Sale
Proceeds.

        C&W is independent and not affiliated with any party to the proposed Sale Program or this investment. It has received from Associates and the Lessee an indemnity regarding any challenge to the sale proceeds allocation recommended by it. No other independent party has reviewed the transactions described herein.

        Wien & Malkin LLP acts as supervisor for both
Associates and the Lessee. Its members and their families own beneficial interests in both Associates and the Lessee. In the event of any challenge to any matter related to the Sale Program, including without limitation the sale proceeds allocation recommended herein, Wien & Malkin LLP and its affiliates are entitled to be indemnified by Associates to the fullest extent permitted by applicable law.

        A partner in the Lessee, Leona M. Helmsley, has conducted a broad program for sale of real estate assets. Mrs. Helmsley has interests in other properties supervised by Wien & Malkin LLP, and she may seek sales of those properties or of her interests in the related entities. Any party related to Associates and/or the Lessee (including, without limitation, each Participant, Wien & Malkin LLP, and each of their respective affiliates) retains the independent right to join in any such sale or to purchase any such property or interest.

        Both of the Agents are members of Wien & Malkin LLP.
The Agents receive no extra or special benefit for their service as such. They will share in the proceeds of sale of the Leasehold

                           -14-
received by Associates and the Lessee only to the extent that they beneficially hold participations in Associates or interests in the Lessee. Each Agent is entitled to be indemnified by Associates to the fullest extent permitted by applicable law. The Lessee may also have certain indemnity obligations to the Agents and Wien & Malkin LLP and its affiliates. Payment of such obligations by the Lessee shall be treated as an operating expense under the Operating Lease, deductible in computing Additional Rent. To the extent of any indemnity payment by the Lessee for a particular matter, the indemnity payment by Associates for such matter shall be reduced.

        Each Agent, as a member of Wien & Malkin LLP, will share in any fee received by that firm for its services to Associates, any reimbursement for advances by that firm on behalf of the Agents, Associates, and the Lessee, and any incentive compensation approved by the Participants or otherwise provided pursuant to the Participating Agreements. Neither the Agents, as such, nor Wien & Malkin LLP will share in any other proceeds of a sale.

V.      Fees and Expenses

        All fees and expenses relating to development and implementation of the Sale Program, the Solicitation hereunder, and the Report of C&W will be treated as expenses of sale and will be paid from funds derived from the sale of the Leasehold and the Operating Lease after payment of certain of such expenses by Eastdil. If the Sale Program is not approved, fees and expenses of C&W will be paid by the Lessee as an operating expense under the Operating Lease, and other costs of Associates related to this Solicitation will be paid from rents paid to Associates by the Lessee under the Operating Lease.

VI.	Agents' Discussion and Analysis of Financial Condition and
Results of Operations

        A.      Operating Revenues; Distributions

        Associates was organized solely for the purpose of acquiring the Leasehold subject to the Operating Lease. Associates is required to pay from Basic Rent the Leasehold rent due to the unrelated fee owner and the basic supervisory fee. Associates distributes to the Participants the balance of Basic Rent, plus any Additional Rent, after payment of any applicable incentive compensation to Wien & Malkin LLP.

        Pursuant to the Operating Lease, the Lessee assumes sole responsibility for the condition, operation, repair, maintenance and management of the Property. Associates does not maintain reserves to defray operating expenses of the Property. See Section II.C. - Consideration of Alternatives. If Associates accumulated cash reserves by withholding or reducing distributions to the Participants from Basic Rent or Additional Rent, the Participants would suffer adverse tax consequences, because the amounts held by Associates would nevertheless be taxable to the Participants.
                         -15-
        Distributions by Associates depend solely on the payment by the Lessee of Basic Rent and Additional Rent in accordance with the terms of the Operating Lease. Associates expects to make the monthly distributions so long as it receives the payments of Basic Rent under the Operating Lease. During the twelve months ended December 31, 1998, Associates made regular monthly distributions at the annual rate of $2,000 for each original $10,000 participation. Because no Additional Rent was paid to Associates for the lease year ended June 30, 1998, there was no additional distribution in 1998 above the basic 20% annual return on original investment. See Section I.F. - Financial Information. The annual operating statements from the Lessee of its income and expense are reviewed by the outside accountants for the Lessee and are prepared substantially in accordance with the requirements of the Operating Lease.

        Associates' results of operations are affected primarily by the amount of rent payable to it under the Operating
Lease. The following summarizes the material factors affecting
Associates' results of operations for 1998 and the two preceding years:

	(a)	Total income decreased for the year ended December
        31, 1998 as compared with the year ended December 31, 1997. No Additional Rent was received by Associates in 1998.

	(b)	Total income decreased for the year ended December
        31, 1997 as compared with the year ended December 31, 1996. Such decrease is attributable to the fact that less Additional Rent was received by Associates in 1997 than in 1996 because of the Lessee's less profitable operation of the Property.

        The downturn and changes in methods of operations in the garment industry have had and will continue to have a major impact on the Property and its operations and profitability. Associates has been advised that the insolvencies affecting tenants in the garment business and reduced demand for existing unimproved space will continue to have an adverse impact on Associates' operating income.

        B.       Liquidity and Capital Resources

There has been no significant change in Associates' liquidity for the twelve-month period ended December 31, 1998, as compared with the twelve-month period ended December 31, 1997.

                          -16-
        C.      Inflation

        Inflationary or deflationary trends in the general economy could have a material impact upon the Sale Program. In implementing the Sale Program, the Agents will continue to evaluate Associates' options and economic variables.

VII.	Terms of Solicitations of Consents

        Each Agent acts as agent for a group of Participants owning a one-half economic interest in Associates, representing $1,600,000 of the original $3,200,000 investment in Associates. At June 1, 1999, no person held participations aggregating more than 5% of the total outstanding participations.

        On June 1, 1999, there were approximately 640 Participants holding participations among the two groups. Each Participant's voting percentage in his group is determined by a fraction of which the numerator is the face amount of the participation and the denominator is the group's original $1,600,000 investment in Associates.

        There is no record date establishing the identity of the Participants entitled to vote for the Sale Program. Holders of participations as of June 1, 1999 will be recognized as entitled to vote. If any participation is transferred before the Consent with respect to that participation is given, the transferee will be entitled to vote. However, if the Consent and Agreement has been given prior to the transfer of a participation, the transferee will be bound by the vote of the transferor. In addition, the Agents and their designees will be entitled to vote the participation of any non-consenting Participant whose interest is purchased by them under the Participation Purchase Arrangement (as defined in the following paragraph).

        The consent of all Participants is required to authorize the Sale Program. However, under the terms of the Participating Agreement between each Agent and his Participants, if Participants owning 80% of the outstanding participations in such Agent's group consent to the Sale Program, the Agent for that group or his designee has the right to purchase the interest of any Participant in that group who failed to consent (or, if the Participant is not an individual, has not furnished evidence of authority for giving such consent) within 10 days after the mailing by the Agent of a written request therefor, by certified or registered mail ("Participation Purchase Arrangement"). The purchase price is the greater of (i) the book value of such Participation at the time of purchase and (ii) $100. As of December 31, 1998, the book value of each original $10,000 participation was $683 (computed by dividing an original $10,000 Participation by the cash investment of $3,200,000, and then multiplying the resulting amount by Associates' equity). Accordingly, the purchase price would be $683 for each original $10,000 participation.
                             -17-
        If 80% or more of the Participants in an Agent's group consent to the Sale Program, each Agent (or his designee) presently intends to purchase the interest of any non-consenting Participant for $683 for each original $10,000 investment. Funds for the purchase of the interests of non-consenting Participants will not be provided by Associates. Any Participant whose participation is purchased by an Agent (or his designee) will not receive any Additional Rent paid in respect of the year of purchase. There was no payment of Additional Rent in 1998, and no projection has been finalized as to 1999.

        Notwithstanding the provisions in Associates' Participating Agreements relating to the Participation Purchase Arrangement, no purchase of a participation will be effected without (i) prior written notice to a non-consenting Participant that Participants owning at least 80% of the outstanding participations in the relevant group have consented to the Sale Program and (ii) affording such non-consenting Participant an opportunity for 10 days after the mailing of the notice to consent to the Sale Program.

        Forms of Consent and Agreement which are signed and returned without a choice indicated as to any matter will be deemed to constitute a consent and agreement to such matter and will be binding on the Participant as if such Participant had actually indicated such choice.

        Participations are not traded on an established securities market, nor are they readily tradeable on a secondary market or the substantial equivalent thereof. Based on Associates' transfer records, participations are sold by holders from time to time in privately negotiated transactions, and in many instances Associates is unaware of the prices at which such transactions occur. Associates has been advised that the sale price for the few isolated transactions known to Wien & Malkin LLP in the past two calendar years was either $10,000 or $12,500 for each original $10,000 participation.

        If you have any question or desire any additional information concerning the proposed Sale Program or this Statement, please communicate in writing with any partner in Wien
& Malkin LLP,  by mail at 60 East 42nd Street, New York, NY
10165-0015, by telephone at 212-687-8700, or by telecopier at 212-986-7679.

PLEASE SIGN, DATE AND IMMEDIATELY RETURN THE COLORED COPY OF THE
CONSENT AND AGREEMENT IN THE ENCLOSED ENVELOPE. ONCE GIVEN, THE
CONSENT AND AGREEMENT MAY NOT BE REVOKED.  THE AGENTS RECOMMEND
YOUR CONSENT AND AGREEMENT TO ALL ITEMS.

                              -18-

                CONSENT AND AGREEMENT

Solicited by Peter L. Malkin and Thomas N. Keltner, Jr.
("Agents"), on behalf of Navarre-500 Building Associates
("Associates")

A.	CONSENT TO SALE PROGRAM

1.	As a participant in Associates, the undersigned hereby

        CONSENTS:                       DOES NOT CONSENT:
        *Consents to  _                 Disapproves of _
                                        Abstains from  _

authorizing the Agents and their respective successors, on behalf of Associates, to sell the Leasehold and all Associates' interest in the land and buildings located at 500 Seventh Avenue, 512 Seventh Avenue, and 228 West 38th Street in New York City (the "Property") to a third party by transfer of such real property or by transfer of direct or indirect interests in Associates at such price as will permit distributions to participants of not less than six times the original cash investment and on such terms as determined by the Agents, all as recommended by the Agents in the Statement described below; and

2. As a participant in Associates, the undersigned hereby

        CONSENTS:                       DOES NOT CONSENT:
        *Consents to   _                Disapproves of _
                                        Abstains from  _

authorizing the Agents and their respective successors, on behalf of Associates, to effect such sale jointly with the Lessee and to distribute the sale proceeds between Associates and the Lessee in accord with the distribution schedule computed by an independent expert and summarized in Section II.B.2. of the Statement, all as recommended by the Agents in the Statement described below.

*BECAUSE THE AGENTS INTEND ONLY A JOINT SALE PROGRAM FOR THE BENEFIT OF ASSOCIATES, NO SALE WILL OCCUR HEREUNDER UNLESS THE REQUIRED PARTICIPANT CONSENTS ARE RECEIVED FOR BOTH ITEMS 1 AND
2.  AS TO ANY ITEM, AN ABSTENTION IS TREATED AS A DISAPPROVAL.



                               -19-
B.	AGREEMENT TO WIEN & MALKIN LLP INCENTIVE COMPENSATION

As a Participant in Associates, the undersigned hereby

        AGREES:                         DOES NOT AGREE:
        Agrees         _                Does not agree          _
                                        Abstains from agreement _

with Wien & Malkin LLP that the undersigned shall pay to Wien & Malkin LLP, and Wien & Malkin LLP shall accept, the incentive compensation specified in Section II.B.2. of the Statement described below. The Agents shall be authorized on behalf of the undersigned to pay any such agreed compensation from sale distributions.

        Each matter for which consent or agreement is being solicited is more fully described in the Statement Issued by the Agents in the Solicitation of Consent and Agreement of the Participants in Navarre-500 Building Associates dated July 15, 1999 (the "Statement") incorporated herein by reference, receipt of which is hereby acknowledged.

        Once given, this Consent and Agreement may not be revoked and is binding on the Participant and all successors and assigns. Any form of Consent and Agreement which is signed, dated and returned without a choice indicated as to any matter will be deemed to constitute a consent and agreement as to such matter as if such Participant had actually indicated such choice. As to any item, an abstention is treated as a disapproval.


THE AGENTS RECOMMEND THAT EACH PARTICIPANT CONSENT AND AGREE TO
ALL THE FOREGOING ITEMS. PLEASE SIGN DATE, AND RETURN THIS
CONSENT AND AGREEMENT PROMPTLY.  ONCE GIVEN, CONSENT MAY NOT BE
REVOKED.



Dated:	                , 1999

	____________________________
							(Signature)


        PLEASE SIGN, DATE AND PROMPTLY RETURN THIS CONSENT.
            ONCE GIVEN, CONSENT MAY NOT BE REVOKED.
   IF THIS FORM IS SIGNED, DATED AND RETURNED WITHOUT A CHOICE
    INDICATED, THE PARTICIPANT EXECUTING SAME SHALL BE DEEMED
                        TO HAVE CONSENTED.


                                 -20-



        [LETTERHEARD OF
        ORLIN & FEUERSTEIN, CPAs, P.C.]





                  ACCOUNTANTS' REPORT


        To the participants in Navarre-500 Building Associates
        ( a Partnership):

        We have audited the accompanying balance sheet of Navarre-500 Building Associates ( "Associates" ) as of December 31, 1998 and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associates as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





                                ______________________________________
                                   Orlin & Feuerstein, CPAs, P.C.
                                   60 East 42nd Street
                                   New York, NY  10165










        February 4, 1999

                       Navarre-500 Building Associates
                             Balance Sheet
                           December 31, 1998



                        Assets

Cash:

     Distribution account held by Wien & Malkin LLP               $   53,333
     Chase Manhattan Bank                                                  1
                                                                      53,334

 Leasehold at 500 and 512 Seventh Avenue, New York City $3,200,000
 Less: Accumulated amortization of cost of leasehold     3,034,710   165,290

      Total assets                                                 $ 218,624


                   Partners' Capital

  Partners' capital, December 31, 1998                             $ 218,624



                          Statement of Income
                 For the Year Ended December 31, 1998

  Rent income:

    Basic rent                                                    $1,167,500


  Expenses:

     Leasehold rent                                      $487,500
     Supervisory services                                  40,000

      Total expenses                                                 527,500

  Income before amortization of cost of leasehold                    640,000

  Amortization of cost of leasehold                                    6,524

  Net income                                                      $  633,476

  The accompanying notes are an integral part of these financial statements.



                       Navarre-500 Building Associates
                        Statement of Partners' Capital
                           December 31, 1998





 Partners' capital, January 1, 1998                          $ 225,148
   Add, Net income for the year ended December 31, 1998        633,476
                                                               858,624
     Less: Distributions:  January 1, 1998
          through December 31, 1998                            640,000

 Partners' capital, December 31, 1998                        $ 218,624





















The accompanying notes are an integral part of these financial statements.



                       Navarre-500 Building Associates
                           Statement of Cash Flows
                     For the Year Ended December 31, 1998


  Cash flows from operating activities:

  Net income                                            $ 633,476
  Adjustments to reconcile net income to net cash provided by operating activities:

     Amortization of cost of leasehold                      6,524

  Net cash provided by operating activities               640,000

  Cash flows from financing activities:

     Monthly distributions to participants               (640,000)

  Net change in cash                                            0

  Cash at beginning of year                                53,334

  Cash at end of year                                  $   53,334


















The accompanying notes are an integral part of these financial statements.

                       Navarre-500 Building Associates
                        Note to Financial Statement
                             December 31, 1998

        1. Business Activity:

           Navarre-500 Building Associates ("Associates") is a general partnership which owns and leases the leasehold at 500 and 512 Seventh Avenue, New York City.

        2. Significant Accounting Policy:

           a)  Land, buildings and amortization

           The leasehold is stated at cost. The unamortized leasehold cost of $191,388 at December 31, 1994 is being amortized over the period of 29 years and 4 months from January 1, 1995 to May 1, 2024, the end of the second renewal period, with amortization at $6,524 per annum. Amortization of leasehold from July 1, 1958 through December 31, 1977 was $134,266 per annum, and from January 1,1978 through December 31, 1994 was $22,966 per annum.

           b)  Use of estimates

           The process of preparing financial statements in conformity with generally accepted accounting principles often requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimtes may relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

        3. Leasehold at 500 and 512 Seventh Avenue, New York City:

           The lease includes an initial term which expired April 30,1982, and options to renew for three additional terms of 21 years each. Associates has exercised the first renewal option for the period from May 1, 1982 to May 1, 2003, and the second renewal option for the period from May 1, 2003 to May 1, 2024. The lease rent was $937,500 per annum during the initial term, and was $437,500 per annum through April 30, 1985. Pursuant to a lease modification effective May 1, 1985, the lease rent was increased by $50,000 from $437,500 to $487,500 per annum during the present term and all future renewal terms.

        4. Rent Income and Related Party Transactions:

           The sublease includes an initial term which expired April 30, 1982 and three additional terms of 21 years each, provided that the lease remains in effect. The sublessee has exercised its first and second renewal options for the terms from May 1, 1982 through April 30, 2003, and from May 1, 2003 through April 30, 2024. Basic rent under the sublease was $1,337,500 during the initial term, and $1,117,500 through April 30, 1985. Pursuant to the modification of the sublease effective May 1, 1985, basic rent was increased by $50,000 from $1,117,500 to $1,167,500 during the present term and all future renewal terms.


                       Navarre-500 Building Associates
                        Notes to Financial Statement
                            December 31, 1998





        4. Rent Income and Related Party Transactions:(continued)

           Additional rent is payable to Navarre-500 Building Associates equivalent to one-half the net operating profit, as defined, in excess of $400,000, in any year during the initial term, and $620,000 during renewal terms. For the lease year ended June 30, 1998, the sublessee's net profit, as defined in the lease, was $399,964, so that no additional rent was received.

           Some partners in Associates are also partners in the sublessee.

        5. Supervisory Services and Related Party Transactions:

           Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. Some partners in that firm are also partners in Associates.

        6. Income Taxes:

           Net income is computed without regard to income tax expense since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

        7. Concentration of Credit Risk:

           Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1998, was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1999.



[LETTERHEARD OF
 ORLIN & FEUERSTEIN, CPAs, P.C.]


ACCOUNTANTS' REPORT


To the participants in Navarre-500 Building Associates ( a Partnership):

We have audited the accompanying balance sheet of Navarre-500 Building Associates ( "Associates" ) as of December 31, 1997 and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, In all material respects, the financial position of Associates as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                                 ______________________________
                                                 Orlin & Feuerstein, CPAs, P.C.
                                                 60 East 42nd Street
                                                 New York, NY  10165






January 26, 1998

Navarre-500 Building Associates
Balance Sheet
December 31, 1997



                                  Assets

Cash:

    Distribution account held by Wien & Malkin LLP                     $ 53,333
      Chase Manhattan Bank                                                    1
                                                                         53,334

Leasehold at 500 and 512 Seventh Avenue, New York City     $3,200,000
      Less: Accumulated amortization of cost of leasehold   3,028,186   171,814

                Total assets                                           $225,148


                            Partners' Capital

Partners' capital, December 31, 1997                                   $225,148



                          Statement of Income
                For the Year Ended December 31, 1997

Rent income:

      Basic rent                                                     $1,167,500
      Additional rent for the lease year ended June 30, 1997            914,282

                Total rent income                                     2,081,782


Expenses:

      Leasehold rent                                       $487,500
      Supervisory services                                  121,828

                Total expenses                                          609,328

Income before amortization of cost of leasehold                       1,472,454

Amortization of cost of leasehold                                         6,524

Net income                                                           $1,465,930

    The accompanying notes are an integral part of these financial statements.






Navarre-500 Building Associates
Statement of Cash Flows
December 31, 1997


Cash flows from operating activities:

      Net income                                                     $1,465,930
      Adjustments to reconcile net income to net cash provided by operating activities:

         Amortization of cost of leasehold                                6,524

      Net cash provided by operating activities                       1,472,454

Cash flows from financing activities:

      Monthly distributions to participants                           ($640,000)
      Distribution on August 29, 1997 of additional rent for
        the lease year ended June 30, 1997                           (  832,454)

      Net cash used in financing activities                          (1,472,454)

Net change in cash                                                         -0-

Cash at beginning of year                                                53,334

Cash at end of year                                                  $   53,334











    The accompanying notes are an integral part of these financial statements.


Navarre-500 Building Associates
Statement of Partner's Capital
December 31, 1997





Partners' capital, January 1, 1997                                   $   231,672
      Add, Net income for the year ended December 31, 1997             1,465,930
                                                                       1,697,602
      Less, Distributions:
          Monthly distributions January 1, 1997 through
              December 31, 1997                            $640,000
          Distribution on August 29, 1997 of additional
              rent for the lease year ended June 30, 1997   832,454
                                                                       1,472,454

Partners' capital, December 31, 1997                                 $   225,148




















    The accompanying notes are an integral part of these financial statements.


Navarre-500 Building Associates
Notes to Financial Statements
December 31, 1997




1.   Business Activity:

     Navarre-500 Building Associates ("Associates") is a general partnership which owns and leases the leasehold at 500 and 512 Seventh Avenue, New York City.


2.   Significant Accounting Policy:

     The leasehold is stated at cost. The unamortized leasehold cost of $191,388 at December 31, 1994 is being amortized over the period of 29 years and 4 months from January 1, 1995 to May 1, 2024, the end of the second renewal period, with amortization at $6,524 per annum. Amortization of leasehold from July 1, 1958 through December 31, 1977 was $134,266 per annum, and from January 1,1978 through December 31,1994 was $22,966 per annum.


3.   Leasehold at 500 and 512 Seventh Avenue, New York City:

     The lease includes an initial term which expired April 30,1982, and options to renew for three additional terms of 21 years each. Associates has exercised the first renewal option for the period from May 1, 1982 to May 1, 2003, and the second renewal option for the period from May 1, 2003 to May 1, 2024. The lease rent was $937,500 per annum during the initial term, and was $437,500 per annum through April 30, 1985. Pursuant to a lease modification effective May 1, 1985, the lease rent was increased by $50,000 from $437,500 to $487,500 per annum during the present term and all future renewal terms.


4.   Rent Income and Related Party Transactions:

     The sublease includes an initial term which expired April 30, 1982 and three additional terms of 21 years each, provided that the lease remains in effect. The sublessee has exercised its first and second renewal options for the terms from May 1, 1982 through April 30, 2003, and from May 1, 2003 through April 30, 2024. Basic rent under the sublease was $1,337,500 during the initial term, and $1,117,500 through April 30, 1985. Pursuant to the modification of the sublease effective May 1, 1985, basic rent was increased by $50,000 from $1,117,500 to $1,167,500 during the present term and all future renewal terms.

     Additional rent is payable to Navarre-500 Building Associates equivalent to one-half the net operating profit, as defined, in excess of $400,000, in any year during the initial term, and $620,000 during renewal terms. For the lease year ended June 30, 1997, the sublessee's net profit was $2,448,563 so that additional rent of $914,282 was received.

     Some partners in Associates are also partners in the sublessee.







Navarre-500 Building Associates
Notes to Financial Statements
December 31, 1997


5.   Supervisory Services and Related Party Transactions:

     Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. Some partners in that firm are also partners in Associates.

6.   Income Taxes:

     Net income is computed without regard to income tax expense since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

7.   Concentration of Credit Risk:

     Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1997, was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1998.





[LETTERHEAD OF
 ORLIN & FEUERSTEIN, CPAS, P.C.]




ACCOUNTANTS' REPORT


To the participants in Navarre-500 Building Associates ( a Partnership):

We have audited the accompanying balance sheet of Navarre-500 Building Associates ("Associates") as of December 31, 1996 and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associates as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                            _____________________________
                                            Orlin & Feuerstein, CPAs, P.C.
                                            60 East 42nd Street
                                            New York, NY  10165





January 23, 1997



Navarre-500 Building Associates
Balance Sheet
December 31, 1996

Assets

Cash:

    Distribution account held by Wien, Malkin & Bettex LLP           $  53,333
    Chase Manhattan Bank                                                     1
                                                                        53,334

Leasehold at 500 and 512 Seventh Avenue, New York City    $3,200,000
    Less: Accumulated amortization of cost of leasehold    3,021,662   178,338

                Total assets                                          $231,672


Partners' Capital

Partners' capital, December 31, 1996                                  $231,672



Statement of Income
For the Year Ended December 31, 1996

Rent income:

Basic rent                                                          $1,167,500
Additional rent for the lease year ended June 30, 1996               1,071,252

                Total rent income                                    2,238,752


Expenses:

    Leasehold rent                                          $487,500
    Supervisory services                                               137,525

                Total expenses                                         625,025

Income before amortization of cost of leasehold                      1,613,727

Amortization of cost of leasehold                                        6,525

Net income                                                          $1,607,202

The accompanying notes are an integral part of these financial statements.

Navarre-500 Building Associates
Statement of Partners' Capital
December 31, 1996

Partners' capital, January 1, 1996                                 $   238,197
    Add, Net income for the year ended December 31, 1996             1,607,202
                                                                     1,845,399
    Less, Distributions:
    Monthly distributions January 1, 1996 through
                December 31, 1996                           $640,000
                Distribution on August 31, 1996 of
                additional rent for the lease year
                ended June 30, 1996                          973,727
                                                                     1,613,727

Partners' capital, December 31, 1996                               $   231,672

The accompanying notes are an integral part of these financial statements.


Navarre-500 Building Associates
Statement of Cash Flows
December 31, 1996

Cash flows from operating activities:

    Net income                                                      $1,607,202
    Adjustments to reconcile net income to net cash provided by operating activities:

    Amortization of cost of leasehold                                    6,525

    Net cash provided by operating activities                        1,613,727

Cash flows from financing activities:

    Monthly distributions to participants                  ($640,000)
    Distribution on August 31, 1996 of additional rent
    for the lease year ended June 30, 1996                 ( 973,727)

    Net cash used in financing activities                           (1,613,727)

Net change in cash                                                         -0-

Cash at beginning of year                                               53,334

Cash at end of year                                                $    53,334

The accompanying notes are an integral part of these financial statements.


Navarre-500 Building Associates
Notes to Financial Statements
December 31, 1996

1.      Business Activity:

        Navarre-500 Building Associates ("Associates") is a general partnership which owns and leases the leasehold at 500 and 512 Seventh Avenue, New York City.


2.      Significant Accounting Policy:

        The leasehold is stated at cost. The unamortized leasehold cost of $191,388 at December 31, 1994 is being amortized over the period of 29 years and 4 months from January 1, 1995 to May 1, 2024, the end of the second renewal period, with amortization at $6,525 per annum. Amortization of leasehold from July 1, 1958 through December 31, 1977 was $134,266 per annum, and from January 1,1978 through December 31,1994 was $22,966 per annum.


3.      Leasehold at 500 and 512 Seventh Avenue, New York City:

        The lease includes an initial term which expired April 30,1982, and options to renew for three additional terms of 21 years each. Associates has exercised the first renewal option for the period from May 1, 1982 to May 1, 2003, and the second renewal option for the period from May 1, 2003 to
May 1, 2024. The lease rent was $937,500 per annum during the initial term, and was $437,500 per annum through April 30, 1985. Pursuant to a lease modification effective May 1, 1985, the lease rent was increased by $50,000 from $437,500 to $487,500 per annum during the present term and all future renewal terms.


4.      Rent Income and Related Party Transactions:

        The sublease includes an initial term which expired April 30, 1982 and three additional terms of 21 years each, provided that the lease remains in effect. The sublessee has exercised its first and second renewal options for the terms from May 1, 1982 through April 30, 2003, and from May 1, 2003 through April 30, 2024. Basic rent under the sublease was $1,337,500 during the initial term, and $ 1,117,500 through April 30, 1985. Pursuant to the modification of the sublease effective May 1, 1985, basic rent was increased by $50,000 from $1,117,500 to $1,167,500 during the present term and all future renewal terms.

        Additional rent is payable to Navarre-500 Building Associates equivalent to one-half the net operating profit, as defined, in excess of $400,000, in any year during the initial term, and $620,000 during renewal terms. For the lease year ended June 30, 1996, the sublessee's net profit was $2,762,504 so that additional rent of $1,071,252 was received.

        Some partners in Associates are also partners in the sublessee.


Navarre-500 Building Associates
Notes to Financial Statements
December 31, 1996

5.      Supervisory Services and Related Party Transactions:

        Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien, Malkin & Bettex LLP. Some partners in that firm are also partners in Associates.

6.      Income Taxes:

        Net income is computed without regard to income tax expense since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

7.      Concentration of Credit Risk:

        Associates maintains cash balances in a bank and in a distribution account held by Wien, Malkin & Bettex LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1996, was completely insured. The distribution account held by Wien, Malkin & Bettex LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1997.


[LETERHEAD OF CUSHMAN & WAKEFIELD, INC]



May 26, 1999


Navarre-500 Building Associates and
500-512 Seventh Avenue Associates
c/o Wien & Malkin LLP
60 East 42nd Street
New York, NY  10165-0015

Re:	500 and 512 Seventh Avenue
	New York, NY

Ladies and Gentlemen:

In fulfillment of our agreement as outlined in the letter of engagement dated December 23, 1998, Cushman & Wakefield, Inc. ("C&W") is pleased to transmit our conclusions which set forth our opinion of the appropriate percentage distribution of sale proceeds among the sandwich estate held by Navarre-500 Building Associates, subleasehold estate held by 500-512 Seventh Avenue Associates, and the override held by Wien & Malkin LLP, assuming a joint sale of all their respective interests.

In the process of preparing the allocation of proceeds in the event of joint sale, we:

- Inspected the exterior of the buildings, site improvements, and portions of the interior of the buildings, along with a representative sample of tenant spaces with a building representative.
- Participated in several meetings with Michael Sherrow, Claire Coulter,
  Thomas Yamin and Douglas Harmon of Eastdil Realty Company, LLC, and
  Thomas N. Keltner, Jr. of Wien & Malkin LLP, all of whom were acting as representatives of Navarre-500 Building Associates and 500-512 Seventh
  Avenue Associates.
- Reviewed leasing policy, concessions, tenant buildout allowances and history of recent rental rates and occupancy with the building manager.
- Reviewed a detailed rent roll and financial statements for 1996, 1997 and 1998.
- Conducted market research of occupancies, asking rents, concessions and operating expenses at competing buildings which involved interviews with on-site managers and a review of our own database from previous assignment files.
- Conducted market inquiries into recent sales of leasehold and fee interests in similar buildings to ascertain financial assumptions, sale prices per square foot and capitalization rates.

- Reviewed the following documents:
  1. Partnership Agreement dated March 21, 1958 and related participating agreements dated July 2, 1958 for Navarre-500 Building Associates (the sandwich estate holder).
  2. Consent Letter dated October 9, 1967 regarding supervisory override payment from Navarre-500 Building Associates to Wien & Malkin LLP.
  3. Documents for 7172 Realty Co. including agreements dated March 2,
     1973 and January 1, 1985, and January 1, 1993 with provisions for supervisory override payment from participants in 7172 Realty Co. to Wien & Malkin LLP.
  4. Sublease dated June 27, 1958 between 500-512 Seventh Avenue Associates, as Sublessor, and John J. Harrigan, as Sublessee, and assignment of said lease dated July 1, 1958 to 500-512 Seventh
     Avenue Associates; Assumption of Lease Agreement dated July 1, 1958 between Navarre-500 Building Associates and 500-512 Seventh
     Avenue Associates; and Modification Agreement dated August 29, 1985 between Navarre-500 Building Associates and 500-512 Seventh
     Avenue Associates.
  5. Ground Lease between the Prudential Insurance Company of America and 500-512 Inc. dated May 1, 1957; Modification Agreement dated
     June 27, 1958, between said parties and Modification Agreement dated August 29, 1985 between GSL Enterprises, Inc. and Navarre-500
     Building Associates.

Property Rights Allocated
     The property rights to be allocated in the event of joint sale involve the sandwich estate and the subleasehold estate (as well as the override holder in each estate) which may be defined as follows:

    Sandwich Lease
    A lease in which an intermediate, or sandwich, leaseholder is the lessee of one party and the lessor of another. The owner of the sandwich lease is neither the fee owner nor the user of the property; he or she may be a leaseholder in a chain of leases, excluding the ultimate sublease.

    Subleasehold Estate
    The interest held by the sublessee (the tenant or renter) through a sublease as described below conveying the rights of use and occupancy for a stated term under certain conditions.
                                -2-
    Sublease
    An agreement in which the lessee in a prior lease such as Navarre-500 Building Associates conveys the right of use and occupancy of a property to another, the sublessee, such as 500-512 Seventh Avenue Associates.

    The sandwich estate was created by a ground lease by GSL Enterprises Inc. to Navarre-500 Building Associates (Navarre) as lessee. Under the ground lease the lessee must pay to GSL annual basic rent of $487,500 per year. The lessee must also pay all operating expenses and real estate taxes, including repairs and replacements, and insurance for liability and casualty.

    The subleasehold estate was created by an operating sublease by Navarre to 500-512 Seventh Avenue Associates (500-512 Associates) as sublessee. The sublease provides that the sublessee, 500-512 Associates, will control all aspects of property operations and pay all operating expenses and real estate taxes including repairs and replacements and insurance for liability and casualty. The operating sublease does not require the sublessee to make new capital improvements to the property.

    Under the operating sublease, the sublessee must pay to Navarre 1) annual basic rent of $1,167,500; and 2) additional rent for each lease year ending June 30th equal to 50 percent of the sublessee's net profit in excess of $620,000 for such lease year.

    The ground lease and operating sublease each have a term which expires in 2024 and may be renewed through 2045.

The Property
    The property, identified as 500 Seventh Avenue, 512 Seventh Avenue, and 228 West 38th Street, is located within the Garment Center of Midtown Manhattan. The three buildings include showroom space, office space, and loft/storage space.

    500 Seventh Avenue was completed in 1921 and contains 17 stories, including ground floor retail space. It has a net rentable area of 604,000 square feet.

    512 Seventh Avenue is a 44-story building, with ground floor retail space, which was completed in 1931. It has a net rentable area of 511,000 square feet.

    228 West 38th Street is a 5-story building completed in 1925 with 10,000 square feet with ground floor retail space and loft space on its upper floors.

    Helmsley Spear, Inc. has acted as managing and leasing agent for the property for many years.


                                -3-

Methodology
    The methodology selected for allocating sale proceeds among all interests in the event of joint sale by Navarre and 500-512 Associates involved the following:

1. C&W reviewed lease by lease cash flow projections prepared by Eastdil
   Realty LLC which were based upon financial assumptions prepared by Eastdil with the assistance of Wien & Malkin LLP (Eastdil Marketing Financial Assumptions).
2. C&W has reviewed these assumptions and considers the assumptions reasonable in light of the current leasing and investment sales market for Manhattan office buildings.
3. In reviewing these financial assumptions, C&W prepared numerous cash flow projections which "tested" their effect on the allocation of sale price. Material changes in the assumptions (whether increasing or decreasing net revenues for the property as a whole) did not change C&W's opinion of the final allocation of sale price.
4. C&W developed cash flow projections for each respective interest including a "base case" net operating income and cash flow, sublease net operating income and cash flow, and sandwich leasehold cash flow. Based upon our review and understanding of the respective interests, these cash flows and net operating income were used as the basis for allocation among the various interests.

   Eastdil and Wien & Malkin LLP, as representatives of both Navarre and 500-512 Associates, provided C&W with the following:

1. Hypothetical sale prices (assuming joint sale) ranging from a low of $50,000,000 to a high of $125,000,000.
2. Projections of income and expense, prepared on Pro-Ject software utilizing Eastdil Marketing Financial Assumptions.

   Based upon these various sale prices, in combination with the projections based upon Eastdil Marketing Financial Assumptions, C&W applied the following methodology:

Base Cash Flow
a. C&W assumed a terminal capitalization rate of 11 percent; and
b. C&W, through an interative process, derived an "implied" IRR at each hypothetical sale price level provided by Eastdil/Wien & Malkin LLP. This implied IRR for the base cash flow is hereinafter referred to as Overall Implied IRR.

                                -4-

Allocation of Sale Price to Sandwich Leasehold
a. The Overall Implied IRR was used to discount cash flows attributable to the sandwich leasehold position. The sandwich leasehold position was considered to have two risk levels: the priority distribution up to $680,000 of base rent was assumed to have a lower risk profile than the balance of the cash flow. Second, the resale or reversionary sale price was also considered to have a lower risk profile than the subleasehold reversion.
b. To reflect the lower risk associated with the priority distribution paid to the sandwich leasehold, the Overall Implied IRR was reduced by 100 basis points when discounting the priority distribution while the terminal capitalization rate of 11 percent was reduced by 25 basis points for calculation of the reversionary sale price.
c. The sandwich estate allocations in whole dollar amounts ranged from $24,100,000 to $57,900,000 (prior to allocation between Navarre and Wien
   & Malkin LLP) and resulted in two IRRs: the Overall Implied IRR and the Priority Rent IRR, each based upon a terminal capitalization rate of 10.75 percent.
d. Consistent with current market practice, computation of the reversion value is based upon (i) net operating income for any operating position like 500-512 Associates' subleasehold and (ii) cash flow for any non-operating position like Navarre's sandwich leasehold.


Allocation of Cash Flow and Net Sales Proceeds between Navarre and Wien & Malkin LLP

Cash flow to Navarre is allocated as follows:

Navarre 500 Building Associates consists of two classes of interest holders:  Participants and the override holder, Wien & Malkin LLP.
Priority Distribution -         The Participants receive a 23 percent
                                annual non-cumulative return on their
                                original investment of $3,200,000, as
                                adjusted by any subsequent capital
                                contribution or return of capital, of which
                                there has been none.
Non-Priority Distributions -    The interest holders receive distributions of
                                cash flow, following payment of the
                                Participants' 23 percent annual non-
                                cumulative return, based upon the following
                                allocation:
                                Participants            90%
                                Wien & Malkin LLP       10%

                                 -5-
In accord with the allocation of cash flow, we have determined that the allocation of sale price proceeds, after the payment of all selling expenses (net sale proceeds), should be as follows:

Priority Distribution  -      The Participants receive a return of their
                              original investment of $3,200,000, as
                              adjusted by any subsequent capital
                              contribution or return of capital, of which
                              there has been none.
Non-Priority Distributions -  The interest holders receive distributions of net sales proceeds, following payment of
                              the priority distribution, as follows:
                              Participants            90%
                              Wien & Malkin LLP       10%

Allocation to Subleasehold Estate

    The allocation to the subleasehold estate is the difference between the total joint sale price and the amount allocated to the sandwich estate. The subleasehold allocation results in an Implied IRR slightly higher than the Overall Implied IRR. This is the result of the interative process wherein the two "givens", cash flow and sale price, result in a rate determined through the interative mathematical process. The subleasehold estate allocation resulted in slightly higher Implied IRRs principally as a result of the lower risk profile accorded the sandwich leasehold estate. The subleasehold estate allocations in whole dollar amounts ranged from $25,900,000 to $67,100,000 (prior to allocation between any member of the subleasehold estate and Wien
& Malkin LLP).

    The subleasehold estate is owned by 500-512 Associates which consists of 7172 Realty Co. (50% interest) and Leona M. Helmsley (50% interest).

Allocation within 7172 Realty Co. among its Interest Holders

    The allocation to 7172 Realty Co., the holder of a 50 percent interest in 500-512 Associates, is subject to distributions of cash flow as follows:

a. 7172 Realty Co. consists of three classes of interest holders: Participants, Malkin/Morse and the override holder, Wien & Malkin LLP.

   Priority Distribution  - The Participants receive a 9 percent cumulative annual return on their original
                            investment of $2,000,000, as adjusted by
                            any subsequent capital contribution or
                            return of capital, of which there has been
                            none.
                               -6-
   Non-Priority Distributions  -   The interest holders receive distributions of
                                   cash flow, following payment of the
                                   Participants' 9 percent cumulative annual
                                   return, based upon the following allocation:
                                   Participants            45%
                                   Malkin/Morse            45%
                                   Wien & Malkin LLP       10%

    The allocation of sale price proceeds, after payment of all selling expenses (net sale proceeds), is as follows:

    Priority Distribution -        The Participants receive a return of their
                                   original investment of $2,000,000, as
                                   adjusted by any subsequent capital
                                   contribution or return of capital, of which
                                   there has been none.
    Non-Priority Distributions -   The interest holders receive distributions of
                                   net sales proceeds, following payment of
                                   the priority distribution, as follows:
                                   Participants    45%
                                   Malkin/Morse    45%
                                   Wien & Malkin LLP       10%
Final Conclusions
Following are our conclusions regarding the allocation of sale price assuming a joint sale:

1. In our judgment, the appropriate allocation of sale price assuming a joint sale should be based upon the present value of each respective position's cash flow assuming continued operations for a holding period of at least 10 years.
2. The sandwich leasehold cash flow is divided into priority cash flow and overage cash flow. To reflect the lower risk associated with the priority cash flow of the sandwich leasehold, its priority cash flow was discounted at a rate 100 basis points below the Overall Implied IRR.
3. The terminal capitalization rate used to allocate the sale price to the sandwich leasehold estate was 25 basis points below the overall terminal capitalization rate of 11 percent.
4. As our conclusions indicate in the allocation between the sandwich and the subleasehold, we believe that as the total joint sale price increases, a greater allocation should be made to the subleasehold estate.
5. The subleasehold estate is the control position while the sandwich estate is a passive position. We believe that an appropriate allocation between the two positions favors the control position as the sale price increases.
                                -7-
   On the following pages may be found our summary of conclusions and cash flow projections. Based upon our review and methodology, we believe our allocation conclusions among Navarre, 500-512 Associates, and Wien & Malkin LLP are accurate and fair.

Respectfully submitted,

Cushman & Wakefield, Inc.



Matthew C. Mondanile, MAI
Senior Director
Valuation Advisory Services



Brian R. Corcoran, MAI, CRE
Executive Managing Director
Valuation Advisory Services


MCM:BRC:ew


cc:	Eastdil Realty Company, LLC
	40 West 57th Street
	New York, NY  10019

	Attn.:	Michael Sherrow


	Wien & Malkin LLP
	60 East 42nd Street
	New York, NY  10165

	Attn.:	Thomas N. Keltner, Jr.




                                   -8-







 Summary of Allocation Conclusions and Overall Implied Internal Rates of Return -
 Prior to Wien & Malkin LLP Override

                               OVERALL                               SUB                                  SUB
 Eastdil/Wien & Malkin LLP     IMPLIED           SANDWICH         LEASEHOLD         SANDWICH           LEASEHOLD
       SALE PRICE               IRR           $ ALLOCATION      $ ALLOCATION            %                   %
      $50,000,000               25.65%         $24,100,000       $25,900,000          48.20%              51.80%
      $55,000,000               24.10%         $26,400,000       $28,600,000          48.00%              52.00%
      $60,000,000               22.71%         $28,700,000       $31,300,000          47.83%              52.17%
      $65,000,000               21.47%         $30,900,000       $34,100,000          47.54%              52.46%
      $70,000,000               20.35%         $33,200,000       $36,800,000          47.43%              52.57%
      $75,000,000               19.30%         $35,400,000       $39,600,000          47.20%              52.80%
      $80,000,000               18.35%         $37,700,000       $42,300,000          47.13%              52.88%
      $85,000,000               17.47%         $39,900,000       $45,100,000          46.94%              53.06%
      $90,000,000               16.64%         $42,200,000       $47,800,000          46.89%              53.11%
      $95,000,000               15.87%         $44,500,000       $50,500,000          46.84%              53.16%
     $100,000,000               15.15%         $46,700,000       $53,300,000          46.70%              53.30%
     $105,000,000               14.47%         $48,900,000       $56,100,000          46.57%              53.43%
     $110,000,000               13.83%         $51,200,000       $58,800,000          46.55%              53.45%
     $115,000,000               13.22%         $53,400,000       $61,600,000          46.43%              53.57%
     $120,000,000               12.64%         $55,700,000       $64,300,000          46.42%              53.58%
     $125,000,000               12.09%         $57,900,000       $67,100,000          46.32%              53.68%



                MERGED SUB-LEASEHOLD AND SANDWICH LEASEHOLD
                        CASH FLOW ANALYSIS

                          YEAR 1      YEAR 2      YEAR 3      YEAR 4      YEAR 5      YEAR 6
                         CY 1999     CY 2000     CY 2001     CY 2002     CY 2003     CY 2004
RENTAL INCOME
All Tenants           $13,200,680 $19,324,237 $23,356,618 $24,521,776 $26,078,779 $27,734,361
Free Rent                      $0          $0          $0          $0          $0          $0
TOTAL MINIMUM
  RENTAL INCOME       $13,200,680 $19,324,237 $23,356,618 $24,521,776 $26,078,779 $27,734,361
Real Estate Taxes         $52,185     $90,771    $150,629    $218,210    $270,854    $315,717
CPI Escalation         $1,002,058  $1,193,163  $1,501,341  $1,739,070  $1,977,326  $2,300,802
Tenant Electric           $44,682     $34,736     $27,773     $24,288     $16,637      $8,764
Sprinkler                $109,837    $156,608    $190,965    $199,617    $211,945    $223,333
Water                    $117,563    $166,154    $204,417    $215,432    $231,955    $246,728
Air Conditioning          $25,894     $20,390     $14,007     $10,257      $5,999      $2,650
TOTAL GROSS RENTAL
  INCOME              $14,552,899 $20,986,059 $25,445,750 $26,928,650 $28,793,495 $30,832,355
Less: Vacancy &
  Collection Loss              $0          $0 ($2,451,065)($2,467,614)($2,567,623)($2,691,939)
Effective Rental
  Income              $14,552,899 $20,986,059 $22,994,685 $24,461,036 $26,225,872 $28,140,416
Add: Electric Income   $2,444,563  $3,172,927  $3,396,032  $3,497,913  $3,602,850  $3,710,936
Add: Interest Income     $123,500    $127,205    $131,021    $134,952    $139,000    $143,170
EFFECTIVE GROSS
  INCOME              $17,120,962 $24,286,191 $26,521,738 $28,093,901 $29,967,722  31,994,522

OPERATING EXPENSES:
Real Estate Taxes      $3,042,817  $3,134,101  $3,228,124  $3,324,968  $3,424,717  $3,527,459
Operating Expenses     $7,892,922  $8,592,690  $8,944,003  $9,223,972  $9,516,155  $9,818,556
GROUND RENT              $487,500    $487,500    $487,500    $487,500    $487,500    $487,500
TOTAL OPERATING
  EXPENSES            $11,423,239 $12,214,291 $12,659,627 $13,036,440 $13,428,372 $13,833,515

LEASEHOLD NET
  OPERATING INCOME     $5,697,723  $12,071,900 $13,862,111 $15,057,461 $16,539,350 $18,161,007

ALTERATIONS            $3,438,126   $7,279,106  $2,056,072  $1,746,583  $2,003,330  $2,811,174
COMMISSIONS              $963,915   $2,001,930    $821,985    $689,901    $947,045    $972,248
CAPITAL IMPROVEMENTS
  -BASE BUILDING       $1,833,333   $1,833,333  $1,833,333          $0          $0          $0
CAPITAL RESERVES               $0           $0          $0    $284,997    $293,547    $302,354
LEASEHOLD CASH FLOW     ($537,651)    $957,531  $9,150,721 $12,335,980 $13,295,428 $14,075,231
                               $0           $0          $0          $0          $0          $0
MASTER LEASE BASE RENT $1,167,500   $1,167,500  $1,167,500  $1,167,500 $ 1,167,500 $ 1,167,500
CASH FLOW-CALCULATION ($1,341,151)    $150,326  $8,339,700 $11,521,028 $12,476,428 $13,252,061
CASH FLOW-OVERAGE RENT         $0     $150,326  $8,339,700 $11,521,028 $12,476,428 $13,252,061



Annual Overall
  Capitalization Rate     11.40%      24.14%      27.72%      30.11%      33.08%      36.32%
Annual Cash on Cash
  Return                  -1.08%       1.92%      18.30%      24.67%      26.59%      28.15%


                MERGED SUB-LEASEHOLD AND SANDWICH LEASEHOLD
                        CASH FLOW ANALYSIS
                           (CONTINUE)

                        YEAR 7      YEAR 8      YEAR 9     YEAR 10      YEAR 11
                       CY 2005     CY 2006     CY 2007     CY 2008      CY 2009
RENTAL INCOME
All Tenants           $29,027,279 $30,432,972 $30,922,181 $33,029,449  $34,735,171
Free Rent                      $0          $0          $0          $0           $0
TOTAL MINIMUM
  RENTAL INCOME       $29,027,279 $30,432,972 $30,922,181 $33,029,449  $34,735,171
Real Estate Taxes        $350,410    $382,057    $473,272    $466,865     $493,654
CPI Escalation         $2,655,281  $3,020,944  $3,831,016  $4,102,455   $4,272,336
Tenant Electric            $8,132      $8,132      $8,132      $2,344         $152
Sprinkler                $229,831    $238,062    $241,121    $253,620     $262,966
Water                    $258,067    $271,415    $279,745    $255,243     $261,385
Air Conditioning           $2,401      $1,856      $1,806      $1,806         $151
TOTAL GROSS RENTAL
  INCOME              $32,531,401 $34,355,438 $35,757,273 $38,111,782  $40,025,815
Less: Vacancy &
  Collection Loss      $2,929,928)($3,172,332)($3,500,197)($3,314,277) ($3,485,989)
Effective Rental
  Income              $29,601,473 $31,183,106 $32,257,076 $34,797,505  $36,539,826
Add: Electric Income   $3,822,264  $3,936,931  $4,055,039  $4,176,690   $4,301,991
Add: Interest Income     $147,465    $151,889    $156,446    $161,139     $165,974
EFFECTIVE GROSS
  INCOME              $33,571,202 $35,271,926 $36,468,561 $39,135,334  $41,007,791

OPERATING EXPENSES:
Real Estate Taxes      $3,633,282  $3,742,281  $3,854,549  $3,970,185   $4,089,291
Operating Expenses    $10,122,365 $10,436,441 $10,751,609 $11,097,748  $11,441,160
GROUND RENT              $487,500    $487,500    $487,500    $487,500     $487,500
TOTAL OPERATING
  EXPENSES            $14,243,147 $14,666,222 $15,093,658 $15,555,433  $16,017,951

LEASEHOLD NET
  OPERATING INCOME    $19,328,055 $20,605,704 $21,374,903 $23,579,901  $24,989,840

ALTERATIONS            $2,020,228  $1,579,996    $457,145  $2,998,917   $3,098,130
COMMISSIONS              $700,220    $548,499    $138,194  $1,326,067   $1,469,144
CAPITAL IMPROVEMENTS
  -BASE BUILDING               $0          $0          $0          $0           $0
CAPITAL RESERVES         $311,423    $320,767    $330,390    $340,301     $350,510
LEASEHOLD CASH FLOW   $16,296,184 $18,156,442 $20,449,174 $18,914,616  $20,072,056
                               $0          $0         $0 $212,389,973
                                                        (Revision)

MASTER LEASE BASE RENT  $1,167,500  $1,167,500  $1,167,500  $1,167,500 $ 1,167,500
CASH FLOW-CALCULATION  $15,468,719 $17,324,553 $19,612,728 $18,073,477 $19,226,082
CASH FLOW-OVERAGE RENT $15,468,719 $17,324,553 $19,612,728 $18,073,477 $19,226,082



Annual Overall
  Capitalization Rate      38.66%      41.21%      42.75%      47.16%       49.98%
Annual Cash on Cash
  Return                   32.59%      36.31%      40.90%      37.83%       40.14%



                MERGED SUB-LEASEHOLD AND SANDWICH LEASEHOLD
                        CASH FLOW ANALYSIS
                           (CONTINUE)


                                           SALES PRICE
                                           Discount Rate                  25.6
Sale/Yield Matrix (000's)                  Terminal Capitalization Rate  11.00%
Terminal Cap Rate
  IRR     9.00%  10.00%  11.00%  12.00%    Cost of Sale at Reversion      4.50%
 24.15%  60,367  57,319  54,825  52,746    Square Footage  NRA(sf)    1,144,119
 24.65%  58,472  55,544  53,148  51,151    Holding Period                    10
 25.15%  56,649  53,836  51,534  49,616    Price of Cash Flow       $28,328,115
 26.15%  53,209  50,611  48,485  46,714    Price of the Reversion    21,652,552
 26.65%  51,586  49,089  47,046  45,343    Total Sale Price         $49,980,667

                                           ESTIMATED SALES PRICE    $50,000,000
                                           Per Square Foot               $43.70
                                           Overall Capitalization Rate
                                               (on NOI)                  11.40%



                         500 & 512 SEVENTH AVENUE
                SUB-LEASEHOLD - 500-512 SEVENTH AVENUE ASSOCIATES
                            CASH FLOW ANALYSIS

                                   YEAR 1         YEAR 2        YEAR 3        YEAR 4        YEAR 5        YEAR 6
                                   CY 1999       CY 2000       CY 2001       CY 2002       CY 2003       CY 2004
RENTAL INCOME
All Tenants                     $13,200,680   $19,324,237   $23,356,618   $24,521,776   $26,078,779   $27,734,361
Free Rent                                $0            $0            $0            $0            $0            $0
TOTAL MINIMUM RENTAL INCOME     $13,200,680   $19,324,237   $23,356,618   $24,521,776   $26,078,779   $27,734,361
Real Estate Taxes                   $52,185       $90,771      $150,629      $218,210      $270,854      $315,717
CPI Escalation                   $1,002,058    $1,193,163    $1,501,341    $1,739,070    $1,977,326    $2,300,802
Tenant Electric                     $44,682       $34,736       $27,773       $24,288       $16,637        $8,764
Sprinkler                          $109,837      $156,608      $190,965      $199,617      $211,945      $223,333
Water                              $117,563      $166,154      $204,417      $215,432      $231,955      $246,728
Air Conditioning                    $25,894       $20,390       $14,007       $10,257        $5,999        $2,650
TOTAL GROSS RENTAL INCOME       $14,552,899   $20,986,059   $25,445,750   $26,928,650   $28,793,495   $30,832,355
Less: Vacancy & Collection Loss          $0            $0   ($2,451,065)  ($2,467,614)  ($2,567,623)  ($2,691,939)
Effective Rental Income         $14,552,899   $20,986,059   $22,994,685   $24,461,036   $26,225,872   $28,140,416
Add:  Electric Income            $2,444,563    $3,172,927    $3,396,032    $3,497,913    $3,602,850    $3,710,936
Add:  Interest Income              $123,500      $127,205      $131,021      $134,952      $139,000      $143,170
EFFECTIVE GROSS INCOME          $17,120,962   $24,286,191   $26,521,738   $28,093,901   $29,967,722   $31,994,522

OPERATING EXPENSES:
Real Estate Taxes                $3,042,817    $3,134,101    $3,228,124    $3,324,968    $3,424,717    $3,527,459
Operating Expenses               $7,892,922    $8,592,690    $8,944,003    $9,223,972    $9,516,155    $9,818,556
Ground Rent                              $0            $0            $0            $0            $0            $0
Base Rent                        $1,167,500    $1,167,500    $1,167,500    $1,167,500    $1,167,500    $1,167,500
Overage Rent-Sandwich LH                 $0            $0    $3,859,850    $5,450,514    $5,928,214    $6,316,031
TOTAL OPERATING EXPENSES         12,103,239   $12,894,291   $17,199,477   $19,166,954   $20,036,586   $20,829,546

LEASEHOLD NET OPERATING INCOME   $5,017,723   $11,391,900    $9,322,261    $8,926,947    $9,931,136   $11,164,977

ALTERATIONS                      $3,438,126    $7,279,106    $2,056,072    $1,746,583    $2,003,330    $2,811,174
COMMISSIONS                        $963,915    $2,001,930      $821,985      $689,901      $947,045      $972,248
CAPITAL IMPROVEMENTS-BASE
   BUILDING                      $1,833,333    $1,833,333    $1,833,333            $0            $0            $0
CAPITAL RESERVES                         $0            $0            $0      $284,997      $293,547      $302,354

LEASEHOLD CASH FLOW             ($1,217,651)     $277,531    $4,610,871    $6,205,466    $6,687,214    $7,079,201
                                         $0            $0            $0            $0            $0            $0


Annual Overall Capitalization Rate   19.37%        43.98%        35.99%        34.47%        38.34%        43.11%
Annual Cash on Cash Return           -4.70%         1.07%        17.80%        23.96%        25.82%        27.33%







                          500 & 512 SEVENTH AVENUE
                SUB-LEASEHOLD - 500-512 SEVENTH AVENUE ASSOCIATES
                            CASH FLOW ANALYSIS

                              (CONTINUE)

                                    YEAR 7        YEAR 8        YEAR 9       YEAR 10       YEAR 11
                                   CY 2005       CY 2006       CY 2007       CY 2008       CY 2009
RENTAL INCOME
All Tenants                     $29,027,279   $30,432,972   $30,922,181   $33,029,449   $34,735,171
Free Rent                                $0            $0            $0            $0            $0
TOTAL MINIMUM RENTAL INCOME     $29,027,279   $30,432,972   $30,922,181   $33,029,449   $34,735,171
Real Estate Taxes                  $350,410      $382,057      $473,272      $466,865      $493,654
CPI Escalation                   $2,655,281    $3,020,944    $3,831,016    $4,102,455    $4,272,336
Tenant Electric                      $8,132        $8,132        $8,132        $2,344          $152
Sprinkler                          $229,831      $238,062      $241,121      $253,620      $262,966
Water                              $258,067      $271,415      $279,745      $255,243      $261,385
Air Conditioning                     $2,401        $1,856        $1,806        $1,806          $151
TOTAL GROSS RENTAL INCOME       $32,531,401   $34,355,438   $35,757,273   $38,111,782   $40,025,815
Less: Vacancy & Collection Loss ($2,929,928)  ($3,172,332)  ($3,500,197)  ($3,314,277)  ($3,485,989)
Effective Rental Income         $29,601,473   $31,183,106   $32,257,076   $34,797,505   $36,539,826
Add:  Electric Income            $3,822,264    $3,936,931    $4,055,039    $4,176,690    $4,301,991
Add:  Interest Income              $147,465      $151,889      $156,446      $161,139      $165,974
EFFECTIVE GROSS INCOME          $33,571,202   $35,271,926   $36,468,561   $39,135,334   $41,007,791

OPERATING EXPENSES:
Real Estate Taxes                $3,633,282    $3,742,281    $3,854,549    $3,970,185    $4,089,291
Operating Expenses              $10,122,365   $10,436,441   $10,751,609   $11,097,748   $11,441,160
Ground Rent                              $0            $0            $0            $0            $0
Base Rent                        $1,167,500    $1,167,500    $1,167,500    $1,167,500    $1,167,500
Overage Rent-Sandwich LH         $7,424,360    $8,352,277    $9,496,364    $8,726,739    $9,303,041
TOTAL OPERATING EXPENSES        $22,347,507   $23,698,499   $25,270,022   $24,962,172   $26,000,992

LEASEHOLD NET OPERATING INCOME  $11,223,696   $11,573,428   $11,198,539   $14,173,163   $15,006,799

ALTERATIONS                      $2,020,228    $1,579,996      $457,145    $2,998,917    $3,098,130
COMMISSIONS                        $700,220      $548,499      $138,194    $1,326,067    $1,469,144
CAPITAL IMPROVEMENTS-BASE
   BUILDING                              $0            $0            $0            $0            $0
CAPITAL RESERVES                   $311,423      $320,767      $330,390      $340,301            $0

LEASEHOLD CASH FLOW              $8,191,825    $9,124,166   $10,272,810    $9,507,878   $10,439,525
                                         $0            $0            $0            $0  $125,719,026
                                                                                        (Reversion)

Annual Overall Capitalization Rate   43.33%        44.69%        43.24%        54.72%        57.94%
Annual Cash on Cash Return           31.63%        35.23%        39.66%        36.71%        40.31%



                          500 & 512 SEVENTH AVENUE
                SUB-LEASEHOLD - 500-512 SEVENTH AVENUE ASSOCIATES
                            CASH FLOW ANALYSIS

                              (CONTINUE)


                                           SALES PRICE
                                           Discount Rate                25.84%

   Sale/Yield Matrix (000's)               Terminal Capitalization Rate 11.00%
      Terminal Cap Rate
IRR     9.00%   10.00%  11.00%  12.00%     Cost of Sale at Reversion     4.50%
24.34%  31,774  29,971  28,496  27,267     Square Footage  NRA(sf)   1,144,119
24.84%  30,733  29,002  27,585  26,404     Holding Period                   10
25.34%  29,734  28,070  26,708  25,574
25.84%  28,773  27,174  25,865  24,775     Price of Cash Flow      $13,240,878
26.34%  27,849  26,312  25,054  24,006     Price of the Reversion   12,624,492
26.84%  26,960  25,483  24,274  23,267     Total Sale Price        $25,865,370

                                           ESTIMATED SALES PRICE   $25,900,000
                                           Per Square Foot              $22.64
                                           Overall Capitalization Rate
                                              (on NOI)                  19.37%





                           Navarre 500 Building Associates (Sandwich)
                                Distributions on Sale


   Sale        Proceeds to   Return of              Distribution of Remainder              Final Totals
  Price         Sandwich      Capital    Remainder     Participants   W&M LLP     Participants      W&M LLP       Total
                                                        90.00%        10.00%
$50,000,000   $24,100,000   $3,200,000  $20,900,000   $18,810,000   $2,090,000    $22,010,000     $2,090,000    $24,100,000
$55,000,000   $26,400,000   $3,200,000  $23,200,000   $20,880,000   $2,320,000    $24,080,000     $2,320,000    $26,400,000
$60,000,000   $28,700,000   $3,200,000  $25,500,000   $22,950,000   $2,550,000    $26,150,000     $2,550,000    $28,700,000
$65,000,000   $30,900,000   $3,200,000  $27,700,000   $24,930,000   $2,770,000    $28,130,000     $2,770,000    $30,900,000
$70,000,000   $33,200,000   $3,200,000  $30,000,000   $27,000,000   $3,000,000    $30,200,000     $3,000,000    $33,200,000
$75,000,000   $35,400,000   $3,200,000  $32,200,000   $28,980,000   $3,220,000    $32,180,000     $3,220,000    $35,400,000
$80,000,000   $37,700,000   $3,200,000  $34,500,000   $31,050,000   $3,450,000    $34,250,000     $3,450,000    $37,700,000
$85,000,000   $39,900,000   $3,200,000  $36,700,000   $33,030,000   $3,670,000    $36,230,000     $3,670,000    $39,900,000
$90,000,000   $42,200,000   $3,200,000  $39,000,000   $35,100,000   $3,900,000    $38,300,000     $3,900,000    $42,200,000
$95,000,000   $44,500,000   $3,200,000  $41,300,000   $37,170,000   $4,130,000    $40,370,000     $4,130,000    $44,500,000
$100,000,000  $46,700,000   $3,200,000  $43,500,000   $39,150,000   $4,350,000    $42,350,000     $4,350,000    $46,700,000
$105,000,000  $48,900,000   $3,200,000  $45,700,000   $41,130,000   $4,570,000    $44,330,000     $4,570,000    $48,900,000
$110,000,000  $51,200,000   $3,200,000  $48,000,000   $43,200,000   $4,800,000    $46,400,000     $4,800,000    $51,200,000
$115,000,000  $53,400,000   $3,200,000  $50,200,000   $45,180,000   $5,020,000    $48,380,000     $5,020,000    $53,400,000
$120,000,000  $55,700,000   $3,200,000  $52,500,000   $47,250,000   $5,250,000    $50,450,000     $5,250,000    $55,700,000
$125,000,000  $57,900,000   $3,200,000  $54,700,000   $49,230,000   $5,470,000    $52,430,000     $5,470,000    $57,900,000

Each joint sale price shown in this report represents the net price remaining after reduction of the corresponding gross price for sale expenses.






               Internal Allocation for 7172 Realty Company
             500-12 Seventh Avenue Associates (Subleasehold)
                       Distributions on Sale

     Sale     Proceeds to   50 % to                  Distribution
    Price    Subleasehold  7172 Realty  Remainder  Leona M. Helmsley
                                                         100.00%
 $50,000,000 $25,900,000   $12,950,000  $12,950,000  $12,950,000
 $55,000,000 $28,600,000   $14,300,000  $14,300,000  $14,300,000
 $60,000,000 $31,300,000   $15,650,000  $15,650,000  $15,650,000
 $65,000,000 $34,100,000   $17,050,000  $17,050,000  $17,050,000
 $70,000,000 $36,800,000   $18,400,000  $18,400,000  $18,400,000
 $75,000,000 $39,600,000   $19,800,000  $19,800,000  $19,800,000
 $80,000,000 $42,300,000   $21,150,000  $21,150,000  $21,150,000
 $85,000,000 $45,100,000   $22,550,000  $22,550,000  $22,550,000
 $90,000,000 $47,800,000   $23,900,000  $23,900,000  $23,900,000
 $95,000,000 $50,500,000   $25,250,000  $25,250,000  $25,250,000
$100,000,000 $53,300,000   $26,650,000  $26,650,000  $26,650,000
$105,000,000 $56,100,000   $28,050,000  $28,050,000  $28,050,000
$110,000,000 $58,800,000   $29,400,000  $29,400,000  $29,400,000
$115,000,000 $61,600,000   $30,800,000  $30,800,000  $30,800,000
$120,000,000 $64,300,000   $32,150,000  $32,150,000  $32,150,000
$125,000,000 $67,100,000   $33,550,000  $33,550,000  $33,550,000


Each joint sale price shown in this report represents the net price remaining after reduction of the corresponding gross price for sale expenses.





                Internal Allocation for 7172 Realty Company
              500-12 Seventh Avenue Associates (Subleasehold)
                        Distributions on Sale

                          (CONTINUE)

   Sale         Proceeds to        50 % to         Return of                             Distribution of Remainder
   Price        Subleasehold     7172 Realty       Capital             Remainder          Participants  Malkin/Morse
                                                                                                   45.00%      45.00%

 $50,000,000    $25,900,000      $12,950,000    $2,000,000           $10,950,000         $4,927,500           $4,927,500
 $55,000,000    $28,600,000      $14,300,000    $2,000,000           $12,300,000         $5,535,000           $5,535,000
 $60,000,000    $31,300,000      $15,650,000    $2,000,000           $13,650,000         $6,142,500           $6,142,500
 $65,000,000    $34,100,000      $17,050,000    $2,000,000           $15,050,000         $6,772,500           $6,772,500
 $70,000,000    $36,800,000      $18,400,000    $2,000,000           $16,400,000         $7,380,000           $7,380,000
 $75,000,000    $39,600,000      $19,800,000    $2,000,000           $17,800,000         $8,010,000           $8,010,000
 $80,000,000    $42,300,000      $21,150,000    $2,000,000           $19,150,000         $8,617,500           $8,617,500
 $85,000,000    $45,100,000      $22,550,000    $2,000,000           $20,550,000         $9,247,500           $9,247,500
 $90,000,000    $47,800,000      $23,900,000    $2,000,000           $21,900,000         $9,855,000           $9,855,000
 $95,000,000    $50,500,000      $25,250,000    $2,000,000           $23,250,000         $10,462,500         $10,462,500
$100,000,000    $53,300,000      $26,650,000    $2,000,000           $24,650,000         $11,092,500         $11,092,500
$105,000,000    $56,100,000      $28,050,000    $2,000,000           $26,050,000         $11,722,500         $11,722,500
$110,000,000    $58,800,000      $29,400,000    $2,000,000           $27,400,000         $12,330,000         $12,330,000
$115,000,000    $61,600,000      $30,800,000    $2,000,000           $28,800,000         $12,960,000         $12,960,000
$120,000,000    $64,300,000      $32,150,000    $2,000,000           $30,150,000         $13,567,500         $13,567,500
$125,000,000    $67,100,000      $33,550,000    $2,000,000           $31,550,000         $14,197,500         $14,197,500

Each joint sale price shown in this report represents the net price remaining after reduction of the corresponding gross price for sale expenses.




                Internal Allocation for 7172 Realty Company
              500-12 Seventh Avenue Associates (Subleasehold)
                        Distributions on Sale

                                      (CONTINUE)



                   Final Totals
      W&M LLP      Participants    Malkin/Morse        W&M LLP        Total
       10.00%
    $1,095,000      $6,927,500        $4,927,500      $1,095,000    $12,950,000
    $1,230,000      $7,535,000        $5,535,000      $1,230,000    $14,300,000
    $1,365,000      $8,142,500        $6,142,500      $1,365,000    $15,650,000
    $1,505,000      $8,772,500        $6,772,500      $1,505,000    $17,050,000
    $1,640,000      $9,380,000        $7,380,000      $1,640,000    $18,400,000
    $1,780,000     $10,010,000        $8,010,000      $1,780,000    $19,800,000
    $1,915,000     $10,617,500        $8,617,500      $1,915,000    $21,150,000
    $2,055,000     $11,247,500        $9,247,500      $2,055,000    $22,550,000
    $2,190,000     $11,855,000        $9,855,000      $2,190,000    $23,900,000
    $2,325,000     $12,462,500       $10,462,500      $2,325,000    $25,250,000
    $2,465,000     $13,092,500       $11,092,500      $2,465,000    $26,650,000
    $2,605,000     $13,722,500       $11,722,500      $2,605,000    $28,050,000
    $2,740,000     $14,330,000       $12,330,000      $2,740,000    $29,400,000
    $2,880,000     $14,960,000       $12,960,000      $2,880,000    $30,800,000
    $3,015,000     $15,567,500       $13,567,500      $3,015,000    $32,150,000
    $3,155,000     $16,197,500       $14,197,500      $3,155,000    $33,550,000




                        500 & 512 SEVENTH AVENUE
        TOTAL SANDWICH LEASEHOLD - NAVARRE 500 BUILDING ASSOCIATES
                        CASH FLOW ANALYSIS

                                           YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5        YEAR 6
                                          CY 1999       CY 2000       CY 2001       CY 2002       CY 2003       CY 2004

BASE RENT (1)                           $1,167,500    $1,167,500    $1,167,500    $1,167,500    $1,167,500    $1,167,500

OVERAGE RENT COMPUTATION
Cash Flow - Overage Rent (Page 1)               $0      $150,326    $8,339,700   $11,521,028   $12,476,428   $13,252,061
Less: $620,000 Hurdle Amount              $620,000      $620,000      $620,000      $620,000      $620,000      $620,000
Net Operating Profit Exceeding Hurdle           $0            $0    $7,719,700   $10,901,028   $11,856,428   $12,632,061
Overage Rent @ 50% Net Operating Profit         $0            $0    $3,859,850    $5,450,514    $5,928,214    $6,316,031

OVERAGE RENT (2)                                $0            $0    $3,859,850    $5,450,514    $5,928,214    $6,316,031

BASE RENT & OVERAGE RENT (1+2)          $1,167,500    $1,167,500    $5,027,350    $6,618,014    $7,095,714    $7,483,531

SANDWICH LEASEHOLD CASH FLOW            $1,167,500    $1,167,500    $5,027,350    $6,618,014    $7,095,714    $7,483,531
Less: Ground Rent                         $487,500      $487,500      $487,500      $487,500      $487,500      $487,500
Less: $736,000 Hurdle Amount for
  Wien & Malkin LLP                       $736,000      $736,000      $736,000      $736,000      $736,000      $736,000
Equals: Overage Subj To Wien &
  Malkin LLP Override                           $0            $0    $3,803,850    $5,394,514    $5,872,214    $6,260,031
WIEN & MALKIN LLP OVERRIDE - 10%                $0            $0            $0            $0            $0            $0

SANDWICH LH CF- PRIORITY CF               $680,000      $680,000      $680,000      $680,000      $680,000      $680,000
SANDWICH LH CF- NON-PRIORITY CF                 $0            $0       $56,000       $56,000       $56,000       $56,000
SANDWICH LH CF- OVERAGE CF                      $0            $0    $3,803,850    $5,394,514    $5,872,214    $6,260,031
NON-PRIORITY DISTRIBUTION (@100%)               $0            $0            $0            $0            $0            $0



Annual Cash on Cash Return                   2.82%         2.82%        18.61%        25.21%        27.19%        28.80%


                        500 & 512 SEVENTH AVENUE
                TOTAL SANDWICH LEASEHOLD - NAVARRE 500 BUILDING ASSOCIATES
                                CASH FLOW ANALYSIS

                                (CONTINUE)
                                           YEAR 7        YEAR 8        YEAR 9       YEAR 10        YEAR 11
                                          CY 2005       CY 2006       CY 2007       CY 2008        CY 2009

BASE RENT (1)                           $1,167,500    $1,167,500    $1,167,500    $1,167,500     $1,167,500

OVERAGE RENT COMPUTATION
Cash Flow - Overage Rent (Page 1)      $15,468,719   $17,324,553   $19,612,728   $18,073,477    $19,226,082
Less: $620,000 Hurdle Amount              $620,000      $620,000      $620,000      $620,000       $620,000
Net Operating Profit Exceeding Hurdle  $14,848,719   $16,704,553   $18,992,728   $17,453,477    $18,606,082
Overage Rent @ 50% Net Operating Profit $7,424,360    $8,352,277    $9,496,364    $8,726,739     $9,303,041

OVERAGE RENT (2)                        $7,424,360    $8,352,277    $9,496,364    $8,726,739     $9,303,041

BASE RENT & OVERAGE RENT (1+2)          $8,591,860    $9,519,777   $10,663,864    $9,894,239    $10,470,541

SANDWICH LEASEHOLD CASH FLOW            $8,591,860    $9,519,777   $10,663,864    $9,894,239    $10,470,541
Less: Ground Rent                         $487,500      $487,500      $487,500      $487,500       $487,500
Less: $736,000 Hurdle Amount for
  Wien & Malkin LLP                       $736,000      $736,000      $736,000      $736,000       $736,000
Equals: Overage Subj To Wien &
  Malkin LLP Override                   $7,368,360    $8,296,277    $9,440,364    $8,670,739     $9,247,041
WIEN & MALKIN LLP OVERRIDE - 10%                $0            $0            $0            $0             $0

SANDWICH LH CF- PRIORITY CF               $680,000      $680,000      $680,000      $680,000
SANDWICH LH CF- NON-PRIORITY CF            $56,000       $56,000       $56,000       $56,000
SANDWICH LH CF- OVERAGE CF              $7,368,360    $8,296,277    $9,440,364    $8,670,739     $9,983,041
NON-PRIORITY DISTRIBUTION (@100%)               $0            $0            $0   $88,686,550
                                                                                 (Reversion)


Annual Cash on Cash Return                  33.40%        37.25%        41.99%        38.80%         41.42%



                        500 & 512 SEVENTH AVENUE
        TOTAL SANDWICH LEASEHOLD - NAVARRE 500 BUILDING ASSOCIATES
                        CASH FLOW ANALYSIS
                           (CONTINUE)


                Sale/Yield Matrix (000's)
                   Terminal Cap Rate
        IRR      8.75%    9.75%    10.75%   11.75%
        24.01%   28,649   27,350   26,293   25,416
        24.51%   27,790   26,542   25,526   24,684
        25.01%   26,963   25,764   24,788   23,979
        25.51%   26,167   25,015   24,077   23,300
        26.01%   25,400   24,294   23,393   22,645
        26.51%   24,663   23,599   22,733   22,014



     Discount Rate (Overage Rent)               25.65%
     Discount Rate (Priority Rent)              24.65%

     Terminal Capitalization Rate               10.75%
     Cash Investment                        $3,200,000
     Cost of Sale at Reversion                   4.50%
     Square Footage  NRA(sf)                 1,144,119
     Holding Period                                 10
     Price of Cash Flow - Overage Rent     $12,466,135
     Price of Cash Flow - Priority Rent     $2,453,993
     Price of Cash Flow - Non-Priority Rent   $116,028
     Price of the Reversion                 $9,041,341
     Total Sales Price                     $24,077,496
     ESTIMATED SALES PRICE                 $24,100,000
        Per Square Foot                         $21.06
        Cash on Cash Return (Year 1)             2.82%





                NAVARRE - 500 BUILDING ASSOCIATES
                   c/o Wien & Malkin LLP
                60 East 42nd Street - 48th Floor
                New York, New York   10165-0015
                    Telephone (212) 687-8700
                    Telecopier (212) 986-7679


                                                    July 15, 1999


To:   Participants in Navarre-500 Building Associates ("Associates")

        On behalf of the Agents for the Participants in Associates, I am writing to request (a) your consent to the sale of Associates' Leasehold (the "Leasehold") of the property known as 500 Seventh Avenue, 512 Seventh Avenue, and 228 West 38th Street in New York City (the "Property") that will return not less than six times the original cash investment pursuant to a joint sale and allocation program with the net sublessee of the Property and (b) your agreement to payment of incentive compensation to Wien &
Malkin LLP in the event of a sale.

                               BACKGROUND

        Lawrence A. Wien formed Associates in 1958 to purchase the Leasehold for $3,200,000, subject to a net sublease to 500-512 Seventh Avenue Associates (the "Lessee"). Since then, all the Agents serving as partners in Associates on behalf of the Participants have been partners in Wien & Malkin LLP, including Mr. Wien until his death in 1988. I continue to serve as an Agent. Wien & Malkin LLP has served as supervisor and counsel to both Associates and the Lessee from inception.

        Prior to forming Associates, Mr. Wien formed the Lessee as the net operating sublessee of the Property. The Lessee initially consisted primarily of certain Wien & Malkin LLP partners, their family members, and officers of Helmsley-Spear, Inc. I own a 1.25% beneficial interest in the Lessee, and my family and I own 2.793% of the participations in Associates. The Lessee is current in all its obligations to Associates.

			SALE PROGRAM

        The enclosed Statement describes the rise in the New York City real estate sale market, the decline in garment industry demand for space in the Garment Center, and the resulting rationale for sale of the Leasehold in cooperation with the Lessee. Currently, the Property is experiencing vacancies as a showroom building and is not competitive with other buildings for general office tenants. I believe that a comprehensive redevelopment is required to make the Property competitive. Such a redevelopment would involve speculative investment risks which Mr. Wien believed, and I continue to believe, are not appropriate for the Participants who invested in, and expected to participate in, a passive investment.
                                -1-
        Sale prices for buildings in the Garment Center have been strengthened generally by the rise in the Manhattan market, the major new investments made by entertainment, communications and financial companies in the nearby Times Square and Penn Station office districts, the shortage of space in these adjacent areas, and the redevelopment of Garment Center buildings for office use. The Lessee has obtained authorization from its partners for sale of its interest in the Property on the condition that Associates join in the sale.
The Lessee's action is based on its expectation that sale of the combined interests would command a premium for both Associates and the Lessee. As a result, Associates may have the opportunity to join with the Lessee for sale at an optimal price for both.

        If the Lessee and Associates join in a sale, the net sale proceeds would be divided between Associates and the Lessee in accord with an allocation determined by Cushman & Wakefield, a recognized independent expert, as specified in the Statement. The Statement contains examples of the allocation of sale proceeds in accord with this allocation. See Section IV.D. of the Statement entitled Potential Conflicts of Interest. The Agents will not proceed with the sale unless the amount available for distribution to the Participants will be at least six times the original cash investment.

        Subject to approval of the sale by the Participants, the Agents and the Lessee have engaged Eastdil Realty Company, L.L.C., a leading independent real estate brokerage firm, to conduct a thorough marketing program for the joint sale by Associates and the Lessee. Wien & Malkin LLP will continue as supervisor and counsel to Associates to help assure an optimal sale result and will represent Associates, as well as the Lessee, in connection with the sale. Monthly distributions to Participants are expected to continue until any authorized sale is concluded.

                        INCENTIVE COMPENSATION

        Wien & Malkin LLP has supervised this investment from its creation in 1958 and has developed the program for marketing the joint sale with the Lessee. As previously approved by the Participants, Wien & Malkin LLP receives from Associates (a) an annual supervisory fee of $40,000 for its supervisory services, from which it also pays Associates' accounting fees and other disbursements, and (b) incentive compensation equal to 10% of all distributions to Participants in any year after the Participants have received distributions in that year equal to 23% of the original investment. Incentive compensation was last paid for the lease year ending in June 1997.

        In performing its calculations to determine the allocation between Associates and the Lessee, Cushman & Wakefield independently determined the value attributable to Wien & Malkin LLP's supervisory interest. In lieu of the existing formula for incentive compensation, I recommend that each Participant voluntarily, and only as to his or her own distributions, agree that Wien & Malkin LLP should receive the share of sale distributions determined by Cushman & Wakefield, as specified in the Statement as the sole incentive compensation to Wien & Malkin LLP on sale.

                        CONSENT PROCEDURES

        The consent of all Participants is required to authorize the sale
program.   However, to assure that a small minority cannot frustrate the will of the great majority, upon receipt of consent from 80% in interest of an Agent's group, the Participating Agreement authorizes the Agent to purchase for $683 per $10,000 of original investment the interest of any Participant who withholds consent 10 days after written advice that the 80% threshold has been achieved. Each Agent presently intends to purchase the interest of any non-consenting Participant in his group once the 80% threshold is achieved. This purchase provision does not apply to the proposal for Wien & Malkin LLP incentive compensation, as to which each consent is to be an individual decision.

        Enclosed are (a) the Statement, detailing the sale program and including financial reports, and (b) a colored Consent and Agreement Form. Each Participant should review the Statement before signing and returning the Consent and Agreement Form.

        Consent and Agreement Forms which are signed, dated and returned without a choice indicated will constitute a consent to the sale program and an agreement to the incentive compensation and will be binding on each Participant as if such Participant had actually indicated that choice.

                        SUMMARY

        Based upon current market conditions, the Agents believe that the sale program outlined in the Statement is the best course in the current situation and that such sale will result in a distribution to the Participants of more than six times the original investment. Therefore, I urge your consent to the sale program and your agreement to the incentive compensation.

        If you have any question, please contact any partner in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, New York 10165, by telephone at 212-687-8700, or by telecopier at 212-986-7679.

                                             Sincerely,



                                             Peter L. Malkin



Enclosure


         THE AGENTS RECOMMEND YOUR CONSENT AND AGREEMENT. PLEASE SIGN, DATE AND IMMEDIATELY RETURN THE ENCLOSED COLORED
   COPY OF THE CONSENT AND AGREEMENT. A SIGNED CONSENT AND AGREEMENT FORM WHICH IS RETURNED WITHOUT AN INDICATED CHOICE WILL CONSTITUTE A BINDING AFFIRMATIVE CONSENT AND AGREEMENT.
    ONCE GIVEN, CONSENT AND AGREEMENT MAY NOT BE REVOKED